UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock FundsSM

BlackRock Health Sciences Opportunities Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Technology Opportunities Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2021

Date of reporting period: 05/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MAY 31, 2021

2021 Annual Report

BlackRock Capital Appreciation Fund, Inc.

BlackRock FundsSM

🌑	BlackRock Health Sciences Opportunities Portfolio

🌑	BlackRock Mid-Cap Growth Equity Portfolio

🌑	BlackRock Technology Opportunities Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of May 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period in a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for most of the reporting period, recovering much of the output lost at the beginning of the pandemic.

Equity prices rose with the broader economy, as investors became increasingly optimistic about the economic outlook. Stocks rose through the summer of 2020, fed by strong fiscal and monetary support and positive economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns late in the reporting period, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion and more stable U.S. trade policy. While we are underweight long-term on credit, global high-yield and Asian bonds present attractive opportunities, as do emerging market bonds denominated in local currencies. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	16.95%	40.32%

U.S. small cap equities (Russell 2000® Index)	25.28	64.56

International equities (MSCI Europe, Australasia, Far East Index)	15.19	38.41

Emerging market equities (MSCI Emerging Markets Index)	15.15	51.00

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.04	0.11

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.07)	(7.30)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.16)	(0.40)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.54	4.70

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.18	14.90

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2021	BlackRock Capital Appreciation Fund, Inc.

Investment Objective

BlackRock Capital Appreciation Fund, Inc.’s (the “Fund”) investment objective is to seek long-term growth of capital.

On April 7, 2021, the Board of Directors of the Fund approved a change in the fiscal year-end of the Fund, effective as of May 31, 2021, from September 30 to May 31.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual reporting period from October 1, 2020 to May 31, 2021, the Fund’s Institutional, Investor A and Class K Shares returned 18.72%, 18.51% and 18.78%, respectively, outperforming its benchmark, the Russell 1000® Growth Index, which returned 18.43%. The Fund’s Investor C and Class R Shares returned 17.89% and 18.26%, respectively, underperforming the benchmark. For the same period, all of the Fund’s share classes underperformed the broad-market S&P 500® Index, which returned 26.30%. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

The largest contributors to the Fund’s relative performance over the period were stock selection in the communication services and materials sectors, along with positioning in consumer staples. In communication services, an overweight to interactive media & services drove relative performance, most notably an out-of-benchmark position in Snap, Inc. Selection in the chemicals sub-sector within materials proved advantageous as well, highlighted by an out-of-benchmark position in International Flavors & Fragrances, Inc. Lastly, avoiding more defensive sub-sectors such as household products within consumer staples contributed to performance.

The largest detractors from relative performance were stock selection in the consumer discretionary, information technology (“IT”) and real estate sectors. Within consumer discretionary, a lack of exposure to Tesla, Inc. within automobiles detracted the most from results. Within IT, an overweight to IT services, specifically an overweight position in Visa, Inc., weighed on relative performance. Finally, in real estate, an overweight position in SBA Communications Corp. detracted from relative performance.

Describe recent portfolio activity.

During the period, exposure to IT increased with an allocation to the semiconductors & semiconductor equipment industry. Exposure to the communication services sector increased as well. Conversely, exposure to health care decreased the most as the allocation to biotechnology was trimmed. Exposure to the consumer discretionary sector decreased as well.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest overweight position relative to the Russell 1000® Growth Index was in the consumer discretionary sector, followed by financials and materials. Conversely, the consumer staples sector was the largest underweight, followed by health care and real estate.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021 (continued)	BlackRock Capital Appreciation Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that Fund management believes have exhibited above-average growth rates in earnings over the long term.

(c)

An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

(d)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended May 31, 2021

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	10.64%	37.23%	N/A	22.47%	N/A	15.31%	N/A
Investor A	10.49	36.87	29.68%	22.14	20.83%	15.00	14.38%
Investor C	10.08	35.81	34.81	21.17	21.17	14.26	14.26
Class K	10.67	37.33	N/A	22.60	N/A	15.44	N/A
Class R	10.31	36.46	N/A	21.80	N/A	14.68	N/A
Russell 1000® Growth Index	11.21	39.92	N/A	22.07	N/A	16.98	N/A
S&P 500® Index	16.95	40.32	N/A	17.16	N/A	14.38	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,106.40	$ 3.74		$ 1,000.00	$ 1,021.38	$ 3.59		0.71%
Investor A	1,000.00	1,104.90	5.06		1,000.00	1,020.12	4.86		0.97
Investor C	1,000.00	1,100.80	9.25		1,000.00	1,016.13	8.88		1.77
Class K	1,000.00	1,106.70	3.32		1,000.00	1,021.78	3.18		0.63
Class R	1,000.00	1,103.10	6.87		1,000.00	1,018.40	6.59		1.31

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2021 (continued)	BlackRock Capital Appreciation Fund, Inc.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Amazon.com, Inc.	9%
Microsoft Corp.	8
Alphabet, Inc., Class A	5
Visa, Inc., Class A	4
Mastercard, Inc., Class A	4
Facebook, Inc., Class A	4
ASML Holding NV, Registered Shares	3
Apple Inc.	3
S&P Global, Inc.	3
Intuit, Inc.	3

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Information Technology	42%
Consumer Discretionary	18
Communication Services	17
Health Care	10
Industrials	6
Financials	4
Materials	3

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

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Fund Summary as of May 31, 2021	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

On April 7, 2021, the Board of Trustees of BlackRock FundsSM approved a change in the fiscal year-end of the Fund, effective as of May 31, 2021, from September 30 to May 31.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual reporting period from October 1, 2020 to May 31, 2021, the Fund’s Institutional, Service, Investor A, Investor C, Class K and Class R Shares returned 13.37%, 13.15%, 13.18%, 12.61%, 13.45% and 12.91%, underperforming its benchmark, the Russell 3000® Health Care Index, which returned 17.61%.

What factors influenced performance?

The Fund’s underperformance was largely driven by stock selection, particularly in the biotechnology and health care providers & services sub-sectors. However, the Fund’s sector allocation contributed to returns, led by the Fund’s overweight in the health care providers & services space.

Among individual positions, an overweight in Seagen, Inc. was the largest detractor from relative performance. The company reported positive clinical developments that led to strong price appreciation in 2020, but the stock suffered selling pressure during the rotation from the growth style to value in 2021.The lack of a position in the biotechnology stock Moderna, Inc. was also a noteworthy detractor. The company received emergency use approval for its COVID-19 vaccine in the United States, United Kingdom and Europe, boosting its stock price. An underweight in the biotechnology company AbbVie, Inc., which announced better-than-expected earnings and a positive outlook for 2021, was another key detractor from relative performance.

An underweight in Merck & Co., Inc.—which suspended its COVID-19 vaccine development—was the largest contributor. The Fund also benefited from its out-of-benchmark position in Wuxi Biologics, Inc., a China-based provider of laboratory and manufacturing services for pharmaceutical and biotechnology companies. The company experienced rising demand stemming from the production of COVID-19 vaccines and treatments. An out-of-benchmark position in the contract research and development company WuXi AppTec Co. Ltd. was another top contributor for the period, as the firm saw increased demand for its services.

Describe recent portfolio activity.

The Fund increased its weighting in the health care providers and services sub-sector, while it reduced its allocations to biotechnology and medical devices & supplies. The Fund’s weighting in the pharmaceuticals industry remained the same.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund was overweight in health care providers & services and medical devices & supplies, while it was underweight in pharmaceuticals and had a neutral weighting in biotechnology.

Two key themes continue to have a heavy representation in the portfolio: innovation and value-based healthcare. Innovation in medical technology and biotechnology remains a secular growth driver for the sector as companies develop new therapies or products that are either meeting an unmet medical need or improving current treatments. In value-based healthcare, the Fund was overweight in the health care providers & services sub-sector, primarily the managed care industry. The investment adviser identified a number of companies in this area that it believed are well positioned to leverage their scale and analytical capabilities to reduce healthcare costs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of May 31, 2021 (continued)	BlackRock Health Sciences Opportunities Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities, primarily common stock, of companies in health sciences and related industries.
(c)

An unmanaged index that features companies involved in medical services or health care in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

Performance Summary for the Period Ended May 31, 2021

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	10.34%	19.32%	N/A	15.80%	N/A	16.57%	N/A
Service	10.16	18.96	N/A	15.46	N/A	16.23	N/A
Investor A	10.20	19.01	12.76%	15.48	14.24%	16.24	15.62%
Investor C	9.79	18.12	17.12	14.64	14.64	15.57	15.57
Class K	10.38	19.43	N/A	15.91	N/A	16.46	N/A
Class R	10.00	18.58	N/A	15.10	N/A	15.87	N/A
Russell 3000® Health Care Index	11.51	23.24	N/A	14.84	N/A	15.71	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,103.40	$ 4.40		$ 1,000.00	$ 1,020.75	$ 4.22		0.84%
Service	1,000.00	1,101.60	6.00		1,000.00	1,019.22	5.77		1.15
Investor A	1,000.00	1,102.00	5.76		1,000.00	1,019.45	5.53		1.10
Investor C	1,000.00	1,097.90	9.61		1,000.00	1,015.77	9.23		1.84
Class K	1,000.00	1,103.80	3.89		1,000.00	1,021.23	3.74		0.74
Class R	1,000.00	1,100.00	7.58		1,000.00	1,017.71	7.28		1.45

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021 (continued)	BlackRock Health Sciences Opportunities Portfolio

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

UnitedHealth Group, Inc.	7%
Abbott Laboratories	5
Johnson & Johnson	4
Medtronic PLC	4
Pfizer, Inc.	3
Eli Lilly & Co.	3
Thermo Fisher Scientific, Inc.	3
Humana, Inc.	3
Boston Scientific Corp.	3
Amgen, Inc.	3

INDUSTRY ALLOCATION

Industry(b)	Percent of Net Assets

Health Care Equipment & Supplies	29%
Health Care Providers & Services	21
Biotechnology	20
Pharmaceuticals	20
Life Sciences Tools & Services	8
Health Care Technology	1
Short-Term Securities	1

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

F U N D S U M M A R Y	9

Fund Summary as of May 31, 2021	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

On April 7, 2021, the Board of Trustees of BlackRock FundsSM approved a change in the fiscal year-end of the Fund, effective as of May 31, 2021, from September 30 to May 31.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual reporting period from October 1, 2020 to May 31, 2021, the Fund’s Institutional, Service, Investor A, Investor C, Class K and Class R Shares returned 25.68%, 25.46%, 25.48%, 24.88%, 25.75% and 25.28%, outperforming its benchmark, the Russell Midcap® Growth Index, which returned 23.09%.

What factors influenced performance?

The largest contributors to the Fund’s relative performance over the period were stock selection in the consumer discretionary, health care and financials sectors. Within communication services, an overweight to hotels, restaurants & leisure, most notably out-of-benchmark positions in Evolution Gaming Group AB and Churchill Downs, Inc., drove relative performance. Within health care, a lack of exposure to biotechnology names and an underweight position in Veeva Systems, Inc. in health care technology contributed to performance. Finally, within financials an out-of-benchmark position in SVB Financial Group in the banking sub-sector proved advantageous.

The largest detractors from relative performance were stock selection in the communication services, industrials and real estate sectors. Within communication services, no position in Roku, Inc. in entertainment detracted the most from results. Within industrials, an overweight to aerospace & defense, specifically an overweight position in Mercury Systems, Inc., weighed on relative performance. Lastly, in real estate, an overweight position in SBA Communications Corp. detracted from relative performance.

Describe recent portfolio activity.

During the period, exposure to the consumer discretionary sector increased with an increased allocation to the hotels, restaurants & leisure industry. Exposure to the consumer staples sector increased as well. Conversely, exposure to industrials decreased the most as the allocation to professional services was trimmed. Exposure to the communication services sector decreased as well.

Describe portfolio positioning at period end.

Relative to the Russell Midcap® Growth Index, at the end of the reporting period the Fund’s largest sector overweight was to financials, followed by consumer discretionary and industrials. Conversely, information technology was the largest sector underweight, followed by materials and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of May 31, 2021 (continued)	BlackRock Mid-Cap Growth Equity Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)	The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization companies which Fund management believes have above-average earnings growth potential.
(c)

An index that measures the performance of the midcap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended May 31, 2021

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	12.49%	39.20%	N/A	24.60%	N/A	17.12%	N/A
Service	12.34	38.87	N/A	24.33	N/A	16.73	N/A
Investor A	12.34	38.84	31.55%	24.26	22.93%	16.78	16.15%
Investor C	11.93	37.86	36.86	23.37	23.37	16.08	16.08
Class K	12.52	39.32	N/A	24.71	N/A	17.17	N/A
Class R	12.22	38.53	N/A	23.95	N/A	16.49	N/A
Russell Midcap® Growth Index	8.38	37.78	N/A	18.95	N/A	14.20	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,124.90	$ 4.21		$ 1,000.00	$ 1,020.97	$ 4.01		0.80%
Service	1,000.00	1,123.40	5.56		1,000.00	1,019.70	5.29		1.05
Investor A	1,000.00	1,123.40	5.56		1,000.00	1,019.70	5.29		1.05
Investor C	1,000.00	1,119.30	9.47		1,000.00	1,016.08	9.01		1.79
Class K	1,000.00	1,125.20	3.69		1,000.00	1,021.46	3.51		0.70
Class R	1,000.00	1,122.20	6.88		1,000.00	1,018.55	6.54		1.30

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of May 31, 2021 (continued)	BlackRock Mid-Cap Growth Equity Portfolio

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Evolution AB	3%
MSCI, Inc.	3
Veeva Systems, Inc., Class A	3
Copart, Inc.	3
Entegris, Inc.	3
IDEXX Laboratories, Inc.	3
Fair Isaac Corp.	3
Paycom Software, Inc.	2
West Pharmaceutical Services, Inc.	2
Pool Corp.	2

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Information Technology	33%
Health Care	21
Consumer Discretionary	15
Industrials	14
Financials	9
Communication Services	5
Consumer Staples	2
Real Estate	1

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

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Fund Summary as of May 31, 2021	BlackRock Technology Opportunities Fund

Investment Objective

BlackRock Technology Opportunities Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

On April 7, 2021, the Board of Trustees of BlackRock FundsSM approved a change in the fiscal year-end of the Fund, effective as of May 31, 2021, from September 30 to May 31.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual reporting from October 1, 2020 to May 31, 2021, the Fund’s Institutional, Service, Investor A, Class K and Class R Shares returned 22.68%, 22.46%, 22.48%, 22.77% and 22.28%, outperforming its benchmark, the MSCI All-Country World Information Technology Index, which returned 22.21%. The Fund’s Investor C Shares returned 21.89%, underperforming the benchmark.

What factors influenced performance?

Stock selection drove the Fund’s relative outperformance during the period. The largest contributor to the Fund’s relative performance at the sub-sector level was security selection within the hardware, internet, and software sub-sectors. Most notably among individual stock positions, the largest contributor to relative returns during the period was the Fund’s underweight position in Apple Inc., as the company’s latest iPhone release experienced weaker-than-expected demand toward the end of the period. The Fund’s out-of-benchmark position in social media company Snap, Inc. was also a top contributor, as it posted strong growth and experienced a rebound in ad spending amid an improving economic backdrop. Finally, the Fund’s out-of-benchmark position in South Korean messaging-app company Kakao Corp. contributed to performance. Kakao announced it would spin off certain segments of its business through initial public offerings.

By contrast, the largest detractors from relative performance at the sub-sector level were the Fund’s overweight allocation to the new industries sub-sector and an underweight allocation to the semiconductors sub-sector. The largest detractor from the Fund’s relative performance at the individual stock level was its out-of-benchmark position in Chinese internet company Alibaba Group Holding Ltd., after the company came under regulatory scrutiny from the Chinese government during the period. The Fund’s lack of a position in South Korea’s Samsung Electronics Co. Ltd. was also a notable detractor, as increased demand for memory chips and mobile devices led to a substantial increase in its stock price. Finally, the Fund’s lack of a position in semiconductor capital equipment provider Applied Materials, Inc. was also among top detractors, as increased demand from foundries and semiconductor manufacturers led to strong revenue and earnings figures during the period.

Describe recent portfolio activity.

The Fund reduced its exposure to software, internet, services, and hardware stocks during the period. Conversely, it significantly increased its exposure to companies in the semiconductor sub-sector.

Describe portfolio positioning at period end.

The Fund maintained its exposure to long-term secular themes while also taking advantage of attractively valued cyclical stocks that are likely to benefit from the resumption of normal levels of economic activity. The technology sector remains underpinned by strong fundamentals and growth drivers despite short-term pressure from rising interest rates.

At period end, the Fund’s largest sub-sector exposures were in software and internet stocks, as these areas of technology have, in the opinion of the investment adviser, the best prospects for secular organic growth driven by innovation. The Fund also had a substantial allocation to the digital transformation theme, particularly through cloud computing and data center companies, as global enterprises continue to invest in the modernization and digitalization of their operations. The Fund maintained underweight allocations to the hardware and semiconductors sub-sectors, while retaining select positions in next-generation silicon opportunities within semiconductors and electric vehicle opportunities within hardware.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of May 31, 2021 (continued)	BlackRock Technology Opportunities Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and non-U.S. technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of technology. The Fund’s total returns prior to December 30, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Science & Technology Opportunities Portfolio.

(c)

An index that includes large and mid cap securities across certain Developed Markets countries and certain Emerging Markets countries. All securities in the index are classified in the Information Technology sector as per the Global Industry Classification Standard.

Performance Summary for the Period Ended May 31, 2021

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	7.56%	55.73%	N/A	35.15%	N/A	21.64%	N/A
Service	7.42	55.35	N/A	34.83	N/A	21.38	N/A
Investor A	7.43	55.34	47.18%	34.81	33.36%	21.28	20.63%
Investor C	7.04	54.20	53.20	33.80	33.80	20.50	20.50
Class K	7.62	55.88	N/A	35.19	N/A	21.66	N/A
Class R	7.30	54.94	N/A	34.46	N/A	20.96	N/A
MSCI All-Country World Information Technology Index	13.48	48.16	N/A	27.36	N/A	18.52	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021 (continued)	BlackRock Technology Opportunities Fund

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,075.60	$ 4.74		$ 1,000.00	$ 1,020.48	$ 4.61		0.92%
Service	1,000.00	1,074.20	6.01		1,000.00	1,019.24	5.85		1.16
Investor A	1,000.00	1,074.30	6.05		1,000.00	1,019.20	5.89		1.17
Investor C	1,000.00	1,070.40	9.82		1,000.00	1,015.54	9.56		1.90
Class K	1,000.00	1,076.20	4.26		1,000.00	1,020.95	4.14		0.82
Class R	1,000.00	1,073.00	7.34		1,000.00	1,017.95	7.14		1.42

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Apple Inc.	4%
Microsoft Corp.	4
Alphabet, Inc., Class A	3
Kakao Corp.	2
Lam Research Corp.	2
ASML Holding NV	2
Amazon.com, Inc.	2
Tesla, Inc.	2
Marvell Technology, Inc.	2
PayPal Holdings, Inc.	2

INDUSTRY ALLOCATION

Industry(b)	Percent of Net Assets

Software	21%
Semiconductors & Semiconductor Equipment	21
IT Services	16
Interactive Media & Services	12
Internet & Direct Marketing Retail	9
Entertainment	4
Technology Hardware, Storage & Peripherals	4
Automobiles	2
Chemicals	2
Diversified Financial Services	1
Road & Rail	1
Diversified Consumer Services	1
Multiline Retail	1
Specialty Retail	1
Auto Components	1
Professional Services	1
Short-Term Securities	2

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

F U N D S U M M A R Y	15

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Health Sciences Opportunities Portfolio’s Class K Shares performance shown prior to the Class K Shares inception date of June 8, 2016 is that of Investor A Shares. BlackRock Mid-Cap Growth Equity Portfolio’s Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. BlackRock Technology Opportunities Fund’s Class K Shares performance shown prior to the Class K Shares inception date of December 10, 2019 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because the share classes of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of the Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than the Investor A Shares and Institutional Shares.

Service Shares (not available in BlackRock Capital Appreciation Fund, Inc.) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. BlackRock Health Sciences Opportunities Portfolio’s Class R Shares performance shown prior to the Class R Shares inception date of September 12, 2011 is that of Investor A Shares and was restated to reflect Class R Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested on December 1, 2020 and held through May 31, 2021) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E	17

Schedule of Investments May 31, 2021	BlackRock Capital Appreciation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.3%
TransDigm Group, Inc.(a)	91,450	$59,336,418

Capital Markets — 4.4%
Morgan Stanley	764,573	69,537,914
S&P Global, Inc.	349,931	132,788,317

		202,326,231

Chemicals — 1.6%
International Flavors & Fragrances, Inc.	63,527	8,999,870
Sherwin-Williams Co.	230,681	65,404,984

		74,404,854

Containers & Packaging — 0.6%
Ball Corp.	314,901	25,872,266

Entertainment — 3.6%
Netflix, Inc.(a)	198,020	99,566,436
Sea Ltd., ADR(a)	261,623	66,253,409

		165,819,845

Health Care Equipment & Supplies — 2.9%
Abbott Laboratories	353,348	41,218,044
Danaher Corp.	235,039	60,202,889
Intuitive Surgical, Inc.(a)	39,548	33,306,535

		134,727,468

Health Care Providers & Services — 3.1%
Humana, Inc.	130,976	57,328,195
UnitedHealth Group, Inc.	207,098	85,307,808

		142,636,003

Hotels, Restaurants & Leisure — 0.6%
Domino’s Pizza, Inc.	62,964	26,877,443

Industrial Conglomerates — 1.7%
Roper Technologies, Inc.	169,294	76,183,993

Interactive Media & Services — 11.6%
Alphabet, Inc., Class A	87,518	206,266,798
Facebook, Inc., Class A	503,742	165,595,108
Snap, Inc., Class A(a)	1,627,132	101,077,440
Tencent Holdings Ltd.	717,400	56,989,323

		529,928,669

Internet & Direct Marketing Retail — 11.2%
Amazon.com, Inc.	123,044	396,579,425
Etsy, Inc.(a)	177,407	29,224,255
MercadoLibre, Inc.(a)	65,050	88,381,484

		514,185,164

IT Services — 12.8%
Fidelity National Information Services, Inc.	323,329	48,169,554
Mastercard, Inc., Class A	469,258	169,205,050
PayPal Holdings, Inc.(a)	262,172	68,169,964
Shopify, Inc., Class A(a)	40,014	49,732,200
Visa, Inc., Class A	837,364	190,332,837
Wix.com Ltd.(a)	224,328	58,293,874

		583,903,479

Life Sciences Tools & Services — 0.9%
Lonza Group AG, Registered Shares	65,284	42,034,784

Metals & Mining — 0.7%
Freeport-McMoRan, Inc.	786,607	33,603,851

Multiline Retail — 1.0%
Dollar Tree, Inc.(a)	462,158	45,060,405

Security	Shares	Value

Pharmaceuticals — 2.4%
AstraZeneca PLC, ADR	739,493	$41,981,018
Zoetis, Inc.	398,109	70,337,898

		112,318,916

Professional Services — 2.6%
CoStar Group, Inc.(a)	69,582	59,423,028
TransUnion	565,329	60,490,203

		119,913,231

Road & Rail — 0.8%
Union Pacific Corp.	155,364	34,914,952

Semiconductors & Semiconductor Equipment — 8.7%
Analog Devices, Inc.	658,663	108,415,930
ASML Holding NV, Registered Shares	216,830	146,462,160
Marvell Technology, Inc.	1,744,241	84,246,840
NVIDIA Corp.	94,670	61,514,673

		400,639,603

Software — 17.8%
Adobe, Inc.(a)	195,597	98,694,334
Autodesk, Inc.(a)	216,680	61,940,145
Crowdstrike Holdings, Inc., Class A(a)	68,938	15,314,577
Intuit, Inc.	280,800	123,296,472
Microsoft Corp.	1,436,772	358,733,233
RingCentral, Inc., Class A(a)	137,016	35,962,589
ServiceNow, Inc.(a)	255,837	121,236,038

		815,177,388

Specialty Retail — 2.0%
Lowe’s Cos., Inc.	205,724	40,081,207
TJX Cos., Inc.	735,751	49,692,622

		89,773,829

Technology Hardware, Storage & Peripherals — 3.0%
Apple Inc.	1,114,880	138,925,197

Textiles, Apparel & Luxury Goods — 2.8%
LVMH Moet Hennessy Louis Vuitton SE	54,776	43,680,916
NIKE, Inc., Class B	607,444	82,891,808

		126,572,724

Wireless Telecommunication Services — 0.8%
T-Mobile U.S., Inc.(a)	245,224	34,686,935

Total Common Stocks — 98.9% (Cost: $2,161,972,811)		4,529,823,648

Preferred Securities

Preferred Stocks — 0.6%

Interactive Media & Services — 0.6%
Bytedance Ltd., Series E-1 (Acquired 11/11/20, cost $20,129,982)(a)(b)(c)	183,711	26,393,038

Total Preferred Securities — 0.6% (Cost: $20,129,982)		26,393,038

Total Long-Term Investments — 99.5% (Cost: $2,182,102,793)		4,556,216,686

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Schedule of Investments (continued) May 31, 2021	BlackRock Capital Appreciation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities(d)(e)

Money Market Funds — 0.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%	21,582,078	$21,582,078

Total Short-Term Securities — 0.5% (Cost: $21,582,078)		21,582,078

Total Investments — 100.0% (Cost: $2,203,684,871)		4,577,798,764

Other Assets Less Liabilities — 0.0%		358,390

Net Assets — 100.0%		$4,578,157,154

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $26,393,038, representing 0.6% of its net assets as of period end, and an original cost of $20,129,982.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended May 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/20	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/21	Shares Held at 05/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$22,658,999	$—	$(1,076,921	)(a)	$—	$—	$21,582,078	21,582,078	$2,659		$—
SL Liquidity Series, LLC, Money Market Series(b)	43,551,040	—	(43,549,218	)(a)	(1,584)	(238)	—	—	145,748	(c)	—

					$(1,584)	$(238)	$21,582,078		$148,407		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$59,336,418	$ —	$ —	$59,336,418
Capital Markets	202,326,231	—	—	202,326,231
Chemicals	74,404,854	—	—	74,404,854
Containers & Packaging	25,872,266	—	—	25,872,266

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) May 31, 2021	BlackRock Capital Appreciation Fund, Inc.

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Entertainment	$165,819,845	$—	$—	$165,819,845
Health Care Equipment & Supplies	134,727,468	—	—	134,727,468
Health Care Providers & Services	142,636,003	—	—	142,636,003
Hotels, Restaurants & Leisure	26,877,443	—	—	26,877,443
Industrial Conglomerates	76,183,993	—	—	76,183,993
Interactive Media & Services	472,939,346	56,989,323	—	529,928,669
Internet & Direct Marketing Retail	514,185,164	—	—	514,185,164
IT Services	583,903,479	—	—	583,903,479
Life Sciences Tools & Services	—	42,034,784	—	42,034,784
Metals & Mining	33,603,851	—	—	33,603,851
Multiline Retail	45,060,405	—	—	45,060,405
Pharmaceuticals	112,318,916	—	—	112,318,916
Professional Services	119,913,231	—	—	119,913,231
Road & Rail	34,914,952	—	—	34,914,952
Semiconductors & Semiconductor Equipment	400,639,603	—	—	400,639,603
Software	815,177,388	—	—	815,177,388
Specialty Retail	89,773,829	—	—	89,773,829
Technology Hardware, Storage & Peripherals	138,925,197	—	—	138,925,197
Textiles, Apparel & Luxury Goods	82,891,808	43,680,916	—	126,572,724
Wireless Telecommunication Services	34,686,935	—	—	34,686,935
Preferred Securities	—	—	26,393,038	26,393,038
Short-Term Securities
Money Market Funds	21,582,078	—	—	21,582,078

	$4,408,700,703	$142,705,023	$26,393,038	$4,577,798,764

See notes to financial statements.

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2021	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 19.5%
AbbVie, Inc.	933,375	$105,658,050
Acceleron Pharma, Inc.(a)	733,717	96,036,218
Acerta Pharma BV, Series B (Acquired 05/06/15, cost $17,141,679)(a)(b)(c)	297,971,595	41,975,259
Agios Pharmaceuticals, Inc.(a)	414,395	23,114,953
Allakos, Inc.(a)	420,326	42,637,869
Allogene Therapeutics, Inc.(a)	581,741	14,950,744
Alnylam Pharmaceuticals, Inc.(a)	640,828	90,991,168
Amgen, Inc.	1,201,252	285,825,901
Annexon, Inc. (Acquired 06/26/20, cost $3,589,917)(a)(c)	286,515	6,051,197
Apellis Pharmaceuticals, Inc.(a)	294,729	16,587,348
Arcutis Biotherapeutics, Inc.(a)	823,688	21,704,179
Arena Pharmaceuticals, Inc.(a)	286,857	17,529,831
Argenx SE, ADR(a)	90,188	25,161,550
Biogen, Inc.(a)	309,853	82,879,480
Biohaven Pharmaceutical Holding Co. Ltd.(a)	133,417	11,607,279
BioMarin Pharmaceutical, Inc.(a)	277,962	21,486,463
Blueprint Medicines Corp.(a)	182,002	16,625,883
Bridgebio Pharma, Inc.(a)	270,136	15,992,051
Cerevel Therapeutics Holdings, Inc.(a)	238,603	3,130,471
Connect Biopharma Holdings Ltd., ADR(a)	230,965	3,436,759
Cytokinetics, Inc.(a)	312,342	6,818,426
Decibel Therapeutics, Inc. (Acquired 11/02/20- 02/05/21, cost $3,884,622)(a)(c)	424,528	3,718,865
Decibel Therapeutics, Inc.(a)	485,662	4,346,675
Design Therapeutics, Inc.(a)	265,138	6,946,616
Dicerna Pharmaceuticals, Inc.(a)	272,958	8,898,431
Enanta Pharmaceuticals, Inc.(a)	103,370	5,029,984
Everest Medicines Ltd.(a)(d)	593,500	5,712,238
Exact Sciences Corp.(a)	269,699	29,809,830
Forma Therapeutics Holdings, Inc.(a)	228,718	6,420,114
Genmab A/S(a)	274,100	110,886,612
Genmab A/S, ADR(a)	972,955	39,521,432
Gilead Sciences, Inc.	3,961,124	261,869,908
Global Blood Therapeutics, Inc.(a)	470,959	18,098,954
Halozyme Therapeutics, Inc.(a)	340,376	14,094,970
Horizon Therapeutics PLC(a)	371,663	34,066,631
Ideaya Biosciences, Inc.(a)	296,634	5,977,175
Immunocore Holdings PLC, ADR(a)	186,740	7,656,340
Incyte Corp.(a)	433,844	36,347,450
Kronos Bio, Inc. (Acquired 10/09/20 cost $5,050,000)(a)(c)	312,693	7,632,836
Krystal Biotech, Inc.(a)	71,413	4,658,984
Mersana Therapeutics, Inc.(a)	1,082,128	15,496,073
Mirati Therapeutics, Inc.(a)	274,008	43,334,365
Molecular Templates, Inc.(a)	372,409	3,329,336
Neurocrine Biosciences, Inc.(a)	355,646	34,220,258
Prothena Corp. PLC(a)	403,263	11,763,182
PTC Therapeutics, Inc.(a)	89,619	3,519,338
RAPT Therapeutics, Inc.(a)	145,945	2,816,739
Regeneron Pharmaceuticals, Inc.(a)	220,471	110,771,245
Relay Therapeutics, Inc.(a)	208,919	6,710,478
RemeGen Co. Ltd.(a)	1,062,500	14,582,817
Sage Therapeutics, Inc.(a)	79,000	5,498,400
Sarepta Therapeutics, Inc.(a)	165,286	12,503,886
Seagen, Inc.(a)	1,262,898	196,191,204
Seres Therapeutics, Inc.(a)	226,723	4,786,123
Sigilon Therapeutics, Inc. (Acquired 02/14/20, cost $4,607,996)(a)(c)	341,333	3,977,824
Talaris Therapeutics, Inc.(a)	451,718	7,259,108

Security	Shares	Value

Biotechnology (continued)
Taysha Gene Therapies, Inc.(a)	594,797	$13,382,933
TCR2 Therapeutics, Inc.(a)	195,171	3,737,525
Translate Bio, Inc.(a)	290,370	5,229,564
Vertex Pharmaceuticals, Inc.(a)	409,396	85,412,288

		2,146,417,810

Diversified Financial Services — 0.4%
ARYA Sciences Acquisition Corp. III, Class A(a)	316,797	3,282,017
BCTG Acquisition Corp.(a)	186,560	2,070,816
Deerfield Healthcare Technology Acquisitions Corp., Class A(a)	437,735	5,624,895
Health Assurance Acquisition Corp., Class A(a)	1,747,926	17,601,615
Health Sciences Acquisitions Corp. 2(a)	262,308	2,691,280
Helix Acquisition Corp., Class A(a)	226,542	2,256,358
MedTech Acquisition Corp., Class A(a)	831,621	8,066,724
Therapeutics Acquisition Corp., Class A(a)	512,816	5,292,261

		46,885,966

Health Care Equipment & Supplies — 29.4%
Abbott Laboratories	4,624,253	539,419,112
ABIOMED, Inc.(a)	205,021	58,344,876
Alcon, Inc.	1,948,988	135,805,484
Baxter International, Inc.	1,039,591	85,371,213
Becton Dickinson and Co.	610,163	147,592,328
Boston Scientific Corp.(a)	6,935,340	295,098,717
Butterfly Network, Inc.(a)	651,141	7,650,907
DENTSPLY SIRONA, Inc.	1,103,445	73,842,539
Dexcom, Inc.(a)	46,228	17,076,161
Edwards Lifesciences Corp.(a)	2,128,928	204,164,195
Intuitive Surgical, Inc.(a)	320,739	270,119,971
Kangji Medical Holdings Ltd.	4,984,159	8,767,153
Masimo Corp.(a)	423,867	91,385,725
Medtronic PLC	3,380,211	427,900,910
Nevro Corp.(a)	266,641	40,182,799
Novocure Ltd.(a)	168,685	34,411,740
ResMed, Inc.	564,213	116,143,246
Silk Road Medical, Inc.(a)	173,713	8,438,978
Straumann Holding AG, Registered Shares	50,734	79,409,545
Stryker Corp.	1,007,273	257,126,579
Teleflex, Inc.	338,320	136,068,921
Zimmer Biomet Holdings, Inc.	1,219,641	205,302,169

		3,239,623,268

Health Care Providers & Services — 20.8%
Agiliti, Inc.(a)	1,425,142	31,167,856
agilon health, Inc.(a)	772,691	27,770,515
Alignment Healthcare, Inc.(a)	950,045	23,969,635
Amedisys, Inc.(a)	375,353	96,979,955
AmerisourceBergen Corp.	268,817	30,844,063
Anthem, Inc.	579,273	230,678,094
Cardinal Health, Inc.	1,243,793	69,739,474
Centene Corp.(a)	1,905,026	140,209,914
Cigna Corp.	1,101,638	285,158,996
Encompass Health Corp.	765,338	65,658,347
Guardant Health, Inc.(a)	141,886	17,610,890
Henry Schein, Inc.(a)	771,025	58,628,741
Humana, Inc.	689,995	302,010,811
Innovage Holding Corp.(a)	256,864	5,496,890
LHC Group, Inc.(a)	379,064	74,618,748
McKesson Corp.	117,780	22,659,694
Oak Street Health, Inc.(a)	948,638	57,288,249
Privia Health Group, Inc.(a)	450,317	14,738,875
UnitedHealth Group, Inc.	1,774,796	731,073,968

		2,286,303,715

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) May 31, 2021	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Shares	Value

Health Care Technology — 0.6%
Teladoc Health, Inc.(a)		420,802	$63,364,365

Internet & Direct Marketing Retail — 0.4%
JD Health International, Inc. (Acquired 12/01/20, cost $29,316,237)(a)(c)		3,187,700	43,564,781

Life Sciences Tools & Services — 7.8%
Agilent Technologies, Inc.		260,305	35,955,930
Avantor, Inc.(a)		2,202,994	70,826,257
Illumina, Inc.(a)		274,280	111,258,939
IQVIA Holdings, Inc.(a)		589,314	141,529,650
Thermo Fisher Scientific, Inc.		679,662	319,101,309
WuXi AppTec Co. Ltd., H Shares(d)		4,383,257	93,620,298
Wuxi Biologics Cayman, Inc.(a)(d)		5,285,500	82,298,158

			854,590,541

Pharmaceuticals — 19.4%
Bristol-Myers Squibb Co.		3,119,552	205,016,957
Eisai Co. Ltd.		309,300	20,831,752
Elanco Animal Health, Inc.(a)		1,237,391	44,521,328
Eli Lilly & Co.		1,732,539	346,057,340
Hansoh Pharmaceutical Group Co. Ltd.(a)(d)		16,732,176	72,897,531
Hua Medicine(a)(d)		13,232,370	8,429,592
Johnson & Johnson		2,897,055	490,326,559
Merck & Co., Inc.		1,393,820	105,777,000
Merck KGaA		214,290	38,668,745
Nektar Therapeutics(a)		423,429	7,651,362
Pfizer, Inc.		9,549,743	369,861,546
Roche Holding AG		153,299	53,319,275
Sanofi		1,317,166	140,112,583
Sanofi, ADR		1,038,651	55,495,123
Zoetis, Inc.		1,023,790	180,883,217

			2,139,849,910

Total Common Stocks — 98.3% (Cost: $6,281,263,318)			10,820,600,356

		Par (000)

Other Interests(a)(b)
Afferent Pharmaceuticals, Inc., Series C, 0.00%	USD	3,421	4,857,309

Total Other Interests — 0.1% (Cost: $0)			4,857,309

		Shares

Preferred Securities

Preferred Stocks — 0.4%

Biotechnology — 0.3%
Affinivax, Inc., Series C (Acquired 01/06/21, cost $3,879,936)(a)(b)(c)		122,824	3,879,937
Ambrx Biopharma, Inc.
Series A (Acquired 11/06/20, cost $4,850,067)(a)(b)(c)		3,102,653	5,119,377
Series B (Acquired 11/06/20, cost $4,850,099)(a)(b)(c)		2,792,388	4,607,440
Cellarity, Inc., Series B (Acquired 01/15/21, cost $5,149,998)(a)(b)(c)		858,333	4,892,498
Connect Biopharma Holdings Ltd., Series C (Acquired 12/01/20-03/18/21, cost $4,999,991)(a)(c)		456,149	6,582,230
Goldfinch Bio, Inc., Series B (Acquired 06/26/20, cost $2,768,121)(a)(b)(c)		2,345,865	3,026,166

Security	Shares	Value

Biotechnology (continued)
Imago Biosciences, Inc. (Acquired 11/12/20, cost $4,599,991)(a)(b)(c)	3,808,570	$4,608,370
Neurogene, Inc., Series B (Acquired 12/14/20, cost $3,059,760)(a)(b)(c)	1,254,000	3,059,760

		35,775,778

Pharmaceuticals — 0.1%
Insitro, Series C (Acquired 03/10/21, cost $10,839,964)(a)(b)(c)	592,636	10,839,964

Total Preferred Securities — 0.4% (Cost: $44,997,928)		46,615,742

Warrants(a)

Biotechnology — 0.0%
Cerevel Therapeutics Holdings, Inc. (Issued/Exercisable 07/29/20, 1 Share for 1 Warrant, Expires 10/27/25, Strike Price USD 11.50)	80,338	330,189
Nuvation Bio, Inc. (Issued/Exercisable 08/17/20, 1 Share for 1 Warrant, Expires 07/07/27, Strike Price USD 11.50)	77,354	371,299

		701,488

Diversified Financial Services — 0.0%
Deerfield Healthcare Technology Acquisitions Corp., Class A (Issued/Exercisable 09/15/20, 1 Share for 1 Warrant, Expires 07/16/25, Strike Price USD 11.50)	88,432	395,291
Health Assurance Acquisition Corp., Class A (Issued/Exercisable 01/04/21, 1 Share for 1 Warrant, Expires 11/12/25, Strike Price USD 11.50)	441,399	790,104
MedTech Acquisition Corp., Class A (Issued/Exercisable 12/18/20, 1 Share for 1 Warrant, Expires 12/18/25, Strike Price USD 11.50)	277,204	235,652

		1,421,047

Health Care Equipment & Supplies — 0.0%
Butterfly Network, Inc. (Issued/Exercisable 06/29/20, 1 Share for 1 Warrant, Expires 06/29/25, Strike Price USD 11.50)	219,241	762,959

Total Warrants — 0.0% (Cost: $2,864,341)		2,885,494

Total Long-Term Investments — 98.8% (Cost: $6,329,125,587)		10,874,958,901

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities(e)(f)

Money Market Funds — 1.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%	127,705,238	$127,705,238

Total Short-Term Securities — 1.2% (Cost: $127,705,238)		127,705,238

Total Investments — 100.0% (Cost: $6,456,830,825)		11,002,664,139

Other Assets Less Liabilities — 0.0%		1,489,582

Net Assets — 100.0%		$11,004,153,721

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $153,536,504, representing 1.4% of its net assets as of period end, and an original cost of $108,588,378.

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended May 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/20	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/21	Shares Held at 05/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$217,777,914	$ —	$(90,072,676	)(a)	$—	$—	$127,705,238	127,705,238	$20,601		$—
SL Liquidity Series, LLC, Money Market Series(b)	204,042,466	—	(204,037,387	)(a)	118,986	(124,065)	—	—	304,936(c	)	—

					$118,986	$(124,065)	$127,705,238		$325,537		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry subclassifications for reporting ease.

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) May 31, 2021	BlackRock Health Sciences Opportunities Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$1,980,147,012	$124,295,539	$41,975,259	$2,146,417,810
Diversified Financial Services	46,885,966	—	—	46,885,966
Health Care Equipment & Supplies	3,151,446,570	88,176,698	—	3,239,623,268
Health Care Providers & Services	2,286,303,715	—	—	2,286,303,715
Health Care Technology	63,364,365	—	—	63,364,365
Internet & Direct Marketing Retail	—	43,564,781	—	43,564,781
Life Sciences Tools & Services	678,672,085	175,918,456	—	854,590,541
Pharmaceuticals	1,805,590,432	334,259,478	—	2,139,849,910
Other Interests	—	—	4,857,309	4,857,309
Preferred Securities	—	6,582,230	40,033,512	46,615,742
Warrants	2,885,494	—	—	2,885,494
Short-Term Securities
Money Market Funds	127,705,238	—	—	127,705,238

	$10,143,000,877	$772,797,182	$86,866,080	$11,002,664,139

See notes to financial statements.

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2021	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.5%
HEICO Corp.	2,038,833	$286,374,483
Teledyne Technologies, Inc.(a)	643,517	269,936,076

		556,310,559

Automobiles — 1.0%
Ferrari NV	761,404	160,587,718

Banks — 1.0%
SVB Financial Group(a)	288,643	168,247,118

Beverages — 1.6%
Boston Beer Co., Inc., Class A(a)	238,718	252,601,839

Building Products — 0.9%
AZEK Co., Inc.(a)	3,451,690	150,252,066

Capital Markets — 8.0%
KKR & Co., Inc.	6,117,729	340,696,328
MarketAxess Holdings, Inc.	408,638	190,645,973
MSCI, Inc.	1,037,294	485,588,440
Tradeweb Markets, Inc., Class A	3,207,930	268,760,375

		1,285,691,116

Commercial Services & Supplies — 2.8%
Copart, Inc.(a)	3,542,730	457,047,597

Distributors — 2.3%
Pool Corp.	862,810	376,659,705

Diversified Consumer Services — 0.7%
Bright Horizons Family Solutions, Inc.(a)	755,396	104,418,389

Electrical Equipment — 0.6%
Shoals Technologies Group, Inc., Class A(a)	3,495,849	96,485,432

Electronic Equipment, Instruments & Components — 0.9%
Zebra Technologies Corp., Class A(a)	302,033	150,125,503

Entertainment — 1.5%
Liberty Media Corp. - Liberty Formula One, Class C(a)	5,242,199	234,064,185

Equity Real Estate Investment Trusts (REITs) — 0.5%
SBA Communications Corp.	280,939	83,753,535

Health Care Equipment & Supplies — 9.2%
IDEXX Laboratories, Inc.(a)	735,281	410,367,679
Masimo Corp.(a)	1,300,499	280,387,584
STERIS PLC	504,518	96,292,306
Teleflex, Inc.	780,561	313,933,829
West Pharmaceutical Services, Inc.	1,101,434	382,759,329

		1,483,740,727

Health Care Technology — 3.0%
Veeva Systems, Inc., Class A(a)	1,636,920	476,900,273

Hotels, Restaurants & Leisure — 7.4%
Churchill Downs, Inc.	371,302	74,085,888
Domino’s Pizza, Inc.	207,174	88,436,365
Evolution AB(b)	2,789,114	534,246,011
Penn National Gaming, Inc.(a)	2,626,287	215,276,746
Planet Fitness, Inc., Class A(a)	1,494,896	117,752,958
Vail Resorts, Inc.(a)	504,452	164,895,270

		1,194,693,238

Interactive Media & Services — 1.9%
Match Group, Inc.(a)	2,080,288	298,271,693

IT Services — 10.6%
Adyen NV(a)(b)	155,911	360,447,021

Security	Shares	Value

IT Services (continued)
Globant SA(a)	966,215	$210,509,262
MongoDB, Inc.(a)	1,169,235	341,346,466
Okta, Inc.(a)	1,529,093	340,131,447
Twilio, Inc., Class A(a)	619,682	208,213,152
Wix.com Ltd.(a)	916,775	238,233,152

		1,698,880,500

Life Sciences Tools & Services — 7.2%
10X Genomics, Inc., Class A(a)	1,711,095	307,997,100
Bio-Techne Corp.	898,902	371,992,615
Charles River Laboratories International, Inc.(a)	1,077,542	364,198,421
Sotera Health Co.(a)	4,705,415	113,400,501

		1,157,588,637

Machinery — 1.7%
Dover Corp.	891,391	134,154,346
IDEX Corp.	638,346	142,134,120

		276,288,466

Media — 2.1%
Cable One, Inc.	185,202	336,245,343

Pharmaceuticals — 1.7%
Catalent, Inc.(a)	2,554,340	267,771,462

Professional Services — 2.7%
Booz Allen Hamilton Holding Corp.	635,770	53,995,946
CoStar Group, Inc.(a)	53,027	45,285,058
TransUnion	3,154,357	337,516,199

		436,797,203

Road & Rail — 2.2%
Old Dominion Freight Line, Inc.	1,351,402	358,729,661

Semiconductors & Semiconductor Equipment — 6.5%
Cree, Inc.(a)	700,822	70,089,208
Entegris, Inc.	3,609,478	413,104,757
Monolithic Power Systems, Inc.	854,463	293,183,345
ON Semiconductor Corp.(a)	6,581,230	263,512,449

		1,039,889,759

Software — 14.6%
Bill.com Holdings, Inc.(a)	889,415	132,451,682
Cadence Design Systems, Inc.(a)	2,712,211	344,423,675
Coupa Software, Inc.(a)	797,059	189,859,454
Fair Isaac Corp.(a)	806,602	408,189,008
Lightspeed POS, Inc.(a)	2,026,049	145,855,267
Nice Ltd., ADR(a)	1,482,673	329,687,168
Paycom Software, Inc.(a)	1,162,594	383,190,982
Synopsys, Inc.(a)	1,245,493	316,778,690
Tyler Technologies, Inc.(a)	167,854	67,672,019
UiPath, Inc., Class A(a)	331,534	26,463,044

		2,344,570,989

Specialty Retail — 4.0%
Leslie’s, Inc.(a)	4,764,628	138,936,552
Tractor Supply Co.	1,269,461	230,661,064
Vroom, Inc.(a)	6,165,796	272,589,841

		642,187,457

Total Long-Term Investments — 100.1% (Cost: $11,094,375,256)		16,088,800,170

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) May 31, 2021	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities(c)(d)

Money Market Funds — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%	13,856,055	$13,856,055

Total Short-Term Securities — 0.1% (Cost: $13,856,055)		13,856,055

Total Investments — 100.2% (Cost: $11,108,231,311)		16,102,656,225

Liabilities in Excess of Other Assets — (0.2)%		(30,254,973)

Net Assets — 100.0%		$16,072,401,252

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended May 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/20	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/21	Shares Held at 05/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$29,537,549	$—	$(15,681,494	)(a)	$—	$—	$13,856,055	13,856,055	$7,524		$—
SL Liquidity Series, LLC, Money Market Series(b)	383,980,255	—	(383,948,521	)(a)	86,076	(117,810)	—	—	368,781(c	)	—

					$86,076	$(117,810)	$13,856,055		$376,305		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held by the Fund.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$556,310,559	$ —	$ —	$556,310,559
Automobiles	160,587,718	—	—	160,587,718
Banks	168,247,118	—	—	168,247,118
Beverages	252,601,839	—	—	252,601,839

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Mid-Cap Growth Equity Portfolio

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Building Products	$150,252,066	$—	$—	$150,252,066
Capital Markets	1,285,691,116	—	—	1,285,691,116
Commercial Services & Supplies	457,047,597	—	—	457,047,597
Distributors	376,659,705	—	—	376,659,705
Diversified Consumer Services	104,418,389	—	—	104,418,389
Electrical Equipment	96,485,432	—	—	96,485,432
Electronic Equipment, Instruments & Components	150,125,503	—	—	150,125,503
Entertainment	234,064,185	—	—	234,064,185
Equity Real Estate Investment Trusts (REITs)	83,753,535	—	—	83,753,535
Health Care Equipment & Supplies	1,483,740,727	—	—	1,483,740,727
Health Care Technology	476,900,273	—	—	476,900,273
Hotels, Restaurants & Leisure	660,447,227	534,246,011	—	1,194,693,238
Interactive Media & Services	298,271,693	—	—	298,271,693
IT Services	1,338,433,479	360,447,021	—	1,698,880,500
Life Sciences Tools & Services	1,157,588,637	—	—	1,157,588,637
Machinery	276,288,466	—	—	276,288,466
Media	336,245,343	—	—	336,245,343
Pharmaceuticals	267,771,462	—	—	267,771,462
Professional Services	436,797,203	—	—	436,797,203
Road & Rail	358,729,661	—	—	358,729,661
Semiconductors & Semiconductor Equipment	1,039,889,759	—	—	1,039,889,759
Software	2,344,570,989	—	—	2,344,570,989
Specialty Retail	642,187,457	—	—	642,187,457
Short-Term Securities
Money Market Funds	13,856,055	—	—	13,856,055

	$15,207,963,193	$894,693,032	$ —	$16,102,656,225

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments May 31, 2021	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.4%
InPost SA(a)	1,806,725	$36,196,548

Auto Components — 0.6%
Magna International, Inc.	458,563	46,126,852

Automobiles — 2.1%
Tesla, Inc.(a)	277,549	173,529,186

Banks — 0.4%
Klarna Holdings AB (Acquired 09/15/20, cost $11,017,172)(a)(b)(c)	25,600	31,359,707

Chemicals — 1.6%
LG Chem Ltd.	172,838	127,074,960

Diversified Consumer Services — 0.9%
Chegg, Inc.(a)	955,212	73,465,355

Diversified Financial Services — 1.0%
Reinvent Technology Partners, Class A(a)	1,532,778	15,251,141
SoFi Technologies, Inc. (Acquired 05/26/21, cost $31,750,000)(a)(c)	3,175,000	62,412,372
TransferWise (Acquired 06/03/19, cost $3,861,759)(a)(b)(c)	43,665	8,189,371

		85,852,884

Electrical Equipment — 0.4%
Shoals Technologies Group, Inc., Class A(a)	1,093,920	30,192,192

Entertainment — 4.5%
Activision Blizzard, Inc.	849,154	82,580,227
NetEase, Inc., ADR	718,041	84,678,575
Netflix, Inc.(a)	54,053	27,178,389
Roku, Inc.(a)	233,613	80,995,963
Sea Ltd., ADR(a)	192,712	48,802,387
Warner Music Group Corp., Class A	1,273,845	45,718,297

		369,953,838

Hotels, Restaurants & Leisure — 0.3%
Airbnb, Inc., Class A(a)	161,713	22,704,505

Interactive Media & Services — 11.4%
Alphabet, Inc., Class A	88,092	207,619,630
Facebook, Inc., Class A	434,596	142,864,743
Kakao Corp.	1,738,191	191,999,828
Pinterest, Inc., Class A(a)	1,283,774	83,830,442
Snap, Inc., Class A(a)	1,730,597	107,504,686
Tencent Holdings Ltd.	1,035,600	82,266,718
Yandex NV, Class A(a)	916,712	61,914,728
ZoomInfo Technologies, Inc., Class A(a)	1,268,313	55,590,159

		933,590,934

Internet & Direct Marketing Retail — 8.7%
Amazon.com, Inc.	54,253	174,861,217
Booking Holdings, Inc.(a)	36,037	85,103,177
Coupang, Inc. (Acquired 03/10/21, cost $39,999,995)(a)(c)	1,142,857	45,291,423
Delivery Hero SE(a)(d)	552,167	75,973,209
Ensogo Ltd.(a)(b)	94,425	1
Farfetch Ltd., Class A(a)	1,669,915	77,367,162
Jasper Infotech Private Ltd. (Acquired 05/07/14, cost $1,414,399)(a)(b)(c)	1,900	313,253
JD Health International, Inc. (Acquired 12/01/20, cost $43,673,164)(a)(c)	4,748,800	64,899,594
MercadoLibre, Inc.(a)	67,448	91,639,574

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
THG PLC(a)	5,085,666	$44,026,280
Zalando SE(a)(d)	485,373	51,890,249

		711,365,139

IT Services — 16.5%
Accenture PLC, Class A	277,178	78,208,544
Adyen NV(a)(d)	27,738	64,126,838
Amadeus IT Group SA(a)	631,646	47,728,509
Fiserv, Inc.(a)	699,007	80,525,606
GDS Holdings Ltd., Class A(a)	2,785,674	26,295,150
Globant SA(a)	298,290	64,988,442
GMO Payment Gateway, Inc.	483,000	58,014,233
Mastercard, Inc., Class A	345,562	124,602,746
MongoDB, Inc.(a)	186,814	54,538,479
Okta, Inc.(a)	281,118	62,531,888
PayPal Holdings, Inc.(a)	590,322	153,495,526
Shopify, Inc., Class A(a)	52,993	65,863,410
Snowflake, Inc., Class A(a)	53,853	12,818,630
Square, Inc., Class A(a)	634,283	141,140,653
StoneCo Ltd., Class A(a)	1,028,516	67,851,201
Twilio, Inc., Class A(a)	357,321	120,059,856
Visa, Inc., Class A	545,016	123,882,137

		1,346,671,848

Multiline Retail — 0.8%
Magazine Luiza SA	16,679,441	64,072,852

Professional Services — 0.5%
Recruit Holdings Co. Ltd.	868,600	44,316,104

Road & Rail — 1.0%
TuSimple Holdings, Inc., Class A(a)	746,326	28,614,139
Uber Technologies, Inc.(a)	974,805	49,549,338

		78,163,477

Semiconductors & Semiconductor Equipment — 20.5%
Advanced Micro Devices, Inc.(a)	1,396,939	111,866,875
Alphawave IP Group PLC(a)	9,445,064	41,151,175
Analog Devices, Inc.	287,926	47,392,620
ASML Holding NV	273,827	183,257,121
Cree, Inc.(a)	958,987	95,908,290
Lam Research Corp.	286,514	186,191,123
Marvell Technology, Inc.	3,541,063	171,033,343
Monolithic Power Systems, Inc.	275,116	94,397,802
NVIDIA Corp.	128,978	83,807,325
NXP Semiconductors NV	591,486	125,051,970
QUALCOMM, Inc.	469,756	63,200,972
SK Hynix, Inc.	453,330	51,859,400
Skyworks Solutions, Inc.	532,704	90,559,680
SOITEC(a)	424,627	86,666,626
STMicroelectronics NV	2,708,579	101,558,403
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,205,496	141,477,010

		1,675,379,735

Software — 20.4%
Adobe, Inc.(a)	153,177	77,290,051
Altium Ltd.	1,669,711	36,364,364
AppLovin Corp., Class A(a)	919,797	68,350,115
Atlassian Corp. PLC, Class A(a)	331,479	77,327,421
Autodesk, Inc.(a)	312,908	89,447,881
Avalara, Inc.(a)	329,970	43,612,135
C3.ai, Inc. (Acquired 12/09/20, cost $4,796,662)(a)(c)	158,667	9,764,367
C3.ai, Inc., Class A(a)	212,108	13,089,185
Cadence Design Systems, Inc.(a)	592,943	75,297,831

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Crowdstrike Holdings, Inc., Class A(a)	350,168	$77,789,821
Databricks, Inc. (Acquired 07/24/20 - 09/02/20, cost $5,122,891)(a)(b)(c)	106,661	17,671,594
DocuSign, Inc.(a)	299,816	60,448,902
Elastic NV(a)	434,779	51,395,226
Fair Isaac Corp.(a)	180,670	91,429,860
Intuit, Inc.	252,771	110,989,218
Microsoft Corp.	1,258,565	314,238,509
Paycom Software, Inc.(a)	143,028	47,142,029
RingCentral, Inc., Class A(a)	180,010	47,247,225
salesforce.com, Inc.(a)	300,286	71,498,097
ServiceNow, Inc.(a)	174,385	82,637,564
Think & Learn Private Ltd. (Acquired 09/30/20, cost $3,427,642)(a)(b)(c)	2,241	7,651,138
Unqork, Inc. (Acquired 03/05/21, cost $4,093,769)(a)(b)(c)	3,738	4,093,783
Workday, Inc., Class A(a)	246,631	56,409,442
Xero Ltd.(a)	618,642	63,153,716
Zscaler, Inc.(a)	376,120	73,042,504

		1,667,381,978

Specialty Retail — 0.8%
Carvana Co.(a)	234,077	62,051,472

Technology Hardware, Storage & Peripherals — 3.9%
Apple Inc.	2,573,288	320,657,418

Total Common Stocks — 96.7% (Cost: $4,874,430,814)		7,900,106,984

Preferred Securities

Preferred Stocks — 1.7%

Diversified Financial Services — 0.1%
TransferWise
Series A (Acquired 06/03/19, cost $1,569,103)(a)(b)(c)	17,742	3,327,512
Series B (Acquired 06/03/19, cost $450,607)(a)(b)(c)	5,095	955,567
Series C (Acquired 06/03/19, cost $251,969)(a)(b)(c)	2,849	534,330
Series D (Acquired 06/03/19, cost $69,694)(a)(b)(c)	788	147,790
Series E (Acquired 06/03/19, cost $7,429)(a)(b)(c)	84	15,754
TransferWise (Seed Preferred) (Acquired 06/03/19, cost $1,327,042)(a)(b)(c)	15,005	2,814,188

		7,795,141

Food Products — 0.1%
Farmer’s Business Network, Inc., Series F (Acquired 07/31/20, cost $6,419,592)(a)(b)(c)	194,200	7,676,726

Interactive Media & Services — 0.4%
Bytedance Ltd., Series E-1 (Acquired 11/11/20, cost $22,999,949)(a)(b)(c)	209,903	30,155,939

Road & Rail — 0.0%
FlixMobility GmbH, Series F (Acquired 07/26/19, cost $2,492,260)(a)(b)(c)	125	1,370,591
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 07/28/15, cost $1,080,592)(a)(b)(c)	39,400	1,970,394

		3,340,985

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 0.4%
PsiQuantum Corp., Series C (Acquired 09/09/19, cost $2,698,453)(a)(b)(c)	581,814	$11,892,278
SambaNova Systems, Inc., Series C (Acquired 02/20/20, cost $9,804,574)(a)(b)(c)	184,153	17,498,218

		29,390,496

Software — 0.7%
Avidxchange, Inc. (Acquired 07/29/20, cost $3,798,430)(a)(b)(c)	77,500	4,601,175
Databricks, Inc.
Series F (Acquired 10/22/19, cost $3,700,005)(a)(b)(c)	86,150	14,273,332
Series G (Acquired 02/01/21, cost $12,500,003)(a)(b)(c)	70,475	11,676,298
GitLab, Inc., Series E (Acquired 09/10/19, cost $5,163,325)(a)(b)(c)	277,160	10,933,962
Think & Learn Private Ltd., Series F (Acquired 09/30/20, cost $6,867,746)(a)(b)(c)	2,371	8,094,979
Unqork, Inc.
Series A (Acquired 03/05/21, cost $194,941)(a)(b)(c)	178	194,942
Series B (Acquired 03/05/21, cost $314,316)(a)(b)(c)	287	314,316
Series C (Acquired 09/18/20, cost $8,323,340)(a)(b)(c)	7,600	8,323,368
Series Seed (Acquired 03/05/21, cost $489,544)(a)(b)(c)	447	489,545
Series Seed A (Acquired 03/05/21, cost $180,704)(a)(b)(c)	165	180,705

		59,082,622

Total Preferred Securities — 1.7% (Cost: $90,703,619)		137,441,909

Warrants(a)

Diversified Financial Services — 0.0%
Reinvent Technology Partners (Issued/Exercisable 10/29/20, 1 Share for 1 Warrant, Expires 09/16/25, Strike Price USD 11.50)	383,194	601,615

Total Warrants — 0.0% (Cost: $1,043,934)		601,615

Total Long-Term Investments — 98.4% (Cost: $4,966,178,367)		8,038,150,508

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) May 31, 2021	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities(e)(f)

Money Market Funds — 1.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%	143,742,056	$143,742,056

Total Short-Term Securities — 1.8% (Cost: $143,742,056)		143,742,056

Total Investments — 100.2% (Cost: $5,109,920,423)		8,181,892,564

Liabilities in Excess of Other Assets — (0.2)%		(15,578,555)

Net Assets — 100.0%		$8,166,314,009

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $389,088,511, representing 4.8% of its net assets as of period end, and an original cost of $239,861,072.

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended May 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/20	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/21	Shares Held at 05/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$334,231,401	$—	$(190,489,345	)(a)	$—	$—	$143,742,056	143,742,056	$62,297		$—
SL Liquidity Series, LLC, Money Market Series(b)	281,402,613	—	(281,375,396	)(a)	69,685	(96,902)	—	—	748,771(c	)	—

					$69,685	$(96,902)	$143,742,056		$811,068		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held by the Fund.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Technology Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Air Freight & Logistics	$36,196,548	$—	$—	$36,196,548
Auto Components	46,126,852	—	—	46,126,852
Automobiles	173,529,186	—	—	173,529,186
Banks	—	—	31,359,707	31,359,707
Chemicals	—	127,074,960	—	127,074,960
Diversified Consumer Services	73,465,355	—	—	73,465,355
Diversified Financial Services	15,251,141	62,412,372	8,189,371	85,852,884
Electrical Equipment	30,192,192	—	—	30,192,192
Entertainment	369,953,838	—	—	369,953,838
Hotels, Restaurants & Leisure	22,704,505	—	—	22,704,505
Interactive Media & Services	659,324,388	274,266,546	—	933,590,934
Internet & Direct Marketing Retail	472,997,410	238,054,475	313,254	711,365,139
IT Services	1,150,507,118	196,164,730	—	1,346,671,848
Multiline Retail	64,072,852	—	—	64,072,852
Professional Services	—	44,316,104	—	44,316,104
Road & Rail	78,163,477	—	—	78,163,477
Semiconductors & Semiconductor Equipment	1,252,038,185	423,341,550	—	1,675,379,735
Software	1,528,683,016	109,282,447	29,416,515	1,667,381,978
Specialty Retail	62,051,472	—	—	62,051,472
Technology Hardware, Storage & Peripherals	320,657,418	—	—	320,657,418
Preferred Securities	—	—	137,441,909	137,441,909
Warrants	601,615	—	—	601,615
Short-Term Securities
Money Market Funds	143,742,056	—	—	143,742,056

	$6,500,258,624	$1,474,913,184	$206,720,756	$8,181,892,564

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Securities	Total

Assets
Opening Balance, as of September 30, 2020	$25,267,774	$73,062,858	$98,330,632
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(16,290,531)	(16,290,531)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	39,917,304	43,990,125	83,907,429
Purchases	4,093,769	36,679,457	40,773,226
Sales	—	—	—

Closing Balance, as of May 31, 2021	$69,278,847	$137,441,909	$206,720,756

Net change in unrealized appreciation (depreciation) on investments still held at May 31, 2021(b)	$39,917,304	$43,990,125	$83,907,429

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at May 31, 2021, is generally due to investments no longer held or categorized as Level 3 at period end.

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) May 31, 2021	BlackRock Technology Opportunities Fund

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)		Weighted Average of Unobservable Inputs Based on Fair Value

Assets
Common Stocks(b)	$69,278,847	Market	Revenue Multiple	7.25	x-43.75x	33.22x
			Recent Transactions	—		—
Preferred Securities(c)(d)(e)	137,441,909	Income	Discount Rate	28%		—
		Market	Revenue Multiple	4.75	x-43.75x	20.64x
			Volatility	50%		—
			Time to Exit	4.0		—
			Recent Transactions	—		—

	$206,720,756

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period ended May 31, 2021, the valuation technique for investments classified as Common Stocks amounting to $17,671,594 changed to Current Value Method. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

(c)

For the period ended May 31, 2021, the valuation technique for investments classified as Preferred Stocks amounting to $26,551,233 changed to Current Value Method. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

(d)

For the period ended May 31, 2021, the valuation technique for investments classified as Preferred Stocks amounting to $17,498,218 changed to Transaction Price approach. The investments were previously valued utilizing Option Pricing Model. The change was due to consideration of the information that was available at the time the investments were valued.

(e)

For the period ended May 31, 2021, the valuation technique for investments classified as Preferred Stocks amounting to $1,970,394 changed to Transaction Price Approach. The investments were previously valued utilizing Current Value Method. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

May 31, 2021

	BlackRock Capital Appreciation Fund, Inc.	BlackRock Health Sciences Opportunities Portfolio	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Technology Opportunities Fund

ASSETS
Investments at value — unaffiliated(a)	$4,556,216,686	$10,874,958,901	$16,088,800,170	$8,038,150,508
Investments at value — affiliated(b)	21,582,078	127,705,238	13,856,055	143,742,056
Cash pledged for collateral — exchange-traded options written	—	—	—	200
Foreign currency, at value(c)	—	1,215	1,926	2,870,230
Receivables:
Investments sold	—	2,948,478	13,711,025	2,722,904
Securities lending income — affiliated	1,291	15,989	12,365	50,821
Capital shares sold	4,573,440	9,445,622	32,331,640	15,499,673
Dividends — affiliated	186	768	317	2,640
Dividends — unaffiliated	3,142,032	13,151,456	4,041,307	1,868,553
From the Manager	—	—	13,811	4,027
Prepaid expenses	87,961	205,642	402,963	352,497

Total assets	4,585,603,674	11,028,433,309	16,153,171,579	8,205,264,109

LIABILITIES
Bank overdraft	6,333	—	—	—
Payables:
Investments purchased	—	1,011,138	24,564,754	4,179,532
Administration fees	—	504,790	665,705	312,266
Capital shares redeemed	3,602,857	12,682,378	43,947,524	27,242,521
Investment advisory fees	2,351,567	6,190,445	8,303,960	5,113,012
Directors’ and Officer’s fees	6,901	25,024	17,639	6,858
Other accrued expenses	178,638	345,297	619,081	157,449
Other affiliate fees	72,196	119,587	—	22,975
Service and distribution fees	615,301	1,484,308	900,192	917,919
Transfer agent fees	612,727	1,916,621	1,751,472	997,568

Total liabilities	7,446,520	24,279,588	80,770,327	38,950,100

NET ASSETS	$4,578,157,154	$11,004,153,721	$16,072,401,252	$8,166,314,009

NET ASSETS CONSIST OF
Paid-in capital	$1,808,520,200	$6,105,286,966	$10,471,390,844	$4,784,806,202
Accumulated earnings	2,769,636,954	4,898,866,755	5,601,010,408	3,381,507,807

NET ASSETS	$4,578,157,154	$11,004,153,721	$16,072,401,252	$8,166,314,009

(a) Investments, at cost — unaffiliated	$2,182,102,793	$6,329,125,587	$11,094,375,256	$4,966,178,367
(b) Investments, at cost — affiliated	$21,582,078	$127,705,238	$13,856,055	$143,742,056
(c) Foreign currency, at cost	$—	$1,201	$1,927	$2,876,074

F I N A N C I A L S T A T E M E N T S	33

Statements of Assets and Liabilities  (continued)

May 31, 2021

	BlackRock Capital Appreciation Fund, Inc.	BlackRock Health Sciences Opportunities Portfolio	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Technology Opportunities Fund

NET ASSET VALUE

Institutional
Net assets	$1,072,832,635	$5,990,130,716	$9,260,190,725	$4,958,186,650

Shares outstanding	24,766,893	73,252,433	201,541,401	76,505,633

Net asset value	$43.32	$81.77	$45.95	$64.81

Shares authorized	300 million	Unlimited	Unlimited	Unlimited

Par value	$0.10	$0.001	$0.001	$0.001

Service
Net assets	N/A	$43,824,784	$104,997,114	$83,886,167

Shares outstanding	N/A	564,544	2,539,762	1,378,299

Net asset value	N/A	$77.63	$41.34	$60.86

Shares authorized	N/A	Unlimited	Unlimited	Unlimited

Par value	N/A	$0.001	$0.001	$0.001

Investor A
Net assets	$2,551,211,016	$3,496,818,025	$2,577,150,810	$2,524,051,901

Shares outstanding	65,421,424	45,231,801	65,243,601	42,444,915

Net asset value	$39.00	$77.31	$39.50	$59.47

Shares authorized	300 million	Unlimited	Unlimited	Unlimited

Par value	$0.10	$0.001	$0.001	$0.001

Investor C
Net assets	$72,074,666	$719,524,995	$357,360,498	$427,434,872

Shares outstanding	2,852,562	10,876,874	11,826,214	8,765,119

Net asset value	$25.27	$66.15	$30.22	$48.77

Shares authorized	300 million	Unlimited	Unlimited	Unlimited

Par value	$0.10	$0.001	$0.001	$0.001

Class K
Net assets	$845,105,541	$464,179,329	$3,674,401,834	$122,568,394

Shares outstanding	19,332,302	5,666,880	79,702,765	1,888,994

Net asset value	$43.71	$81.91	$46.10	$64.89

Shares authorized	300 million	Unlimited	Unlimited	Unlimited

Par value	$0.10	$0.001	$0.001	$0.001

Class R
Net assets	$36,933,296	$289,675,872	$98,300,271	$50,186,025

Shares outstanding	1,226,227	3,847,857	2,543,641	839,990

Net asset value	$30.12	$75.28	$38.65	$59.75

Shares authorized	500 million	Unlimited	Unlimited	Unlimited

Par value	$0.10	$0.001	$0.001	$0.001

See notes to financial statements.

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

	BlackRock Capital Appreciation Fund, Inc.			BlackRock Health Sciences Opportunities Portfolio

	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20

INVESTMENT INCOME
Dividends — unaffiliated	$14,537,829	$17,932,697	$77,233,499	$90,766,023
Dividends — affiliated	2,659	107,979	20,601	894,474
Interest — unaffiliated	14	35	192	52
Securities lending income — affiliated — net	145,748	125,453	304,936	1,625,755
Foreign taxes withheld	(219,212)	(156,673)	(2,348,082)	(1,313,279)

Total investment income	14,467,038	18,009,491	75,211,146	91,973,025

EXPENSES
Investment advisory	17,609,176	21,099,989	46,539,407	54,843,910
Service and distribution — class specific	4,670,546	6,570,790	11,525,261	16,396,533
Transfer agent — class specific	2,114,354	3,327,823	7,179,339	8,943,282
Accounting services	178,704	227,663	400,783	493,935
Registration	101,562	173,246	291,214	272,071
Professional	79,009	160,277	107,190	168,856
Custodian	26,379	74,932	233,713	202,646
Printing and postage	24,875	76,860	39,353	172,283
Directors and Officer	12,610	17,854	78,085	111,187
Administration	—	—	2,395,308	2,842,195
Administration — class specific	—	—	1,397,133	1,632,904
Miscellaneous	35,414	69,764	92,348	94,096

Total expenses	24,852,629	31,799,198	70,279,134	86,173,898
Less:
Fees waived and/or reimbursed by the Manager	(6,124)	(11,199)	(51,241)	(114,263)

Total expenses after fees waived and/or reimbursed	24,846,505	31,787,999	70,227,893	86,059,635

Net investment income (loss)	(10,379,467)	(13,778,508)	4,983,253	5,913,390

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	437,780,507	263,274,164	461,142,025	470,342,858
Investments — affiliated	(1,584)	(14,183)	118,986	(25,639)
Capital gain distributions from investment companies — affiliated	—	51	—	19
Forward foreign currency exchange contracts	—	—	—	598,301
Foreign currency transactions	10,519	208,641	96,336	(299,635)
Payment by affiliate	—	—	—	5,622

	437,789,442	263,468,673	461,357,347	470,621,526

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	297,347,727	874,192,991	823,109,289	1,457,649,689
Investments — affiliated	(238)	238	(124,065)	95,877
Forward foreign currency exchange contracts	—	—	—	(4,310,704)
Foreign currency translations	602	59	28,403	35,927

	297,348,091	874,193,288	823,013,627	1,453,470,789

Net realized and unrealized gain	735,137,533	1,137,661,961	1,284,370,974	1,924,092,315

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$724,758,066	$1,123,883,453	$1,289,354,227	$1,930,005,705

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Operations  (continued)

	BlackRock Mid-Cap Growth Equity Portfolio			BlackRock Technology Opportunities Fund

	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20

INVESTMENT INCOME
Dividends — unaffiliated	$25,778,456	$23,039,197	$13,330,358	$11,834,544
Dividends — affiliated	7,524	1,326,119	62,297	617,982
Interest — unaffiliated	484	9,192	—	33
Securities lending income — affiliated — net	368,781	2,470,585	748,771	2,490,108
Foreign taxes withheld	(854,230)	(352,846)	(780,112)	(834,624)

Total investment income	25,301,015	26,492,247	13,361,314	14,108,043

EXPENSES
Investment advisory	57,847,608	45,769,022	39,097,181	25,793,417
Transfer agent — class specific	8,500,406	8,000,448	5,216,614	3,816,115
Service and distribution — class specific	6,563,002	6,735,726	6,936,138	5,033,545
Administration	3,116,676	2,503,558	1,826,112	1,239,289
Administration — class specific	1,853,525	1,422,489	1,045,967	661,766
Registration	816,171	1,232,918	408,656	334,221
Accounting services	523,456	435,581	306,069	222,331
Directors and Officer	94,810	117,769	67,362	24,997
Professional	74,576	109,443	106,750	140,388
Custodian	62,098	87,452	196,114	231,422
Printing and postage	47,249	104,053	40,458	75,387
Offering	—	—	20,177	70,747
Recoupment of past waived and/or reimbursed fees — class specific	—	8,901	—	—
Miscellaneous	77,874	94,142	73,474	93,253

Total expenses	79,577,451	66,621,502	55,341,072	37,736,878
Less:
Fees waived and/or reimbursed by the Manager	(18,100)	(56,100)	(146,067)	(142,411)
Administration fees waived — class specific	(586,739)	(1,182,166)	(280,085)	(652,346)
Transfer agent fees waived and/or reimbursed — class specific	(424,980)	(2,466,563)	(50,982)	(1,415,795)

Total expenses after fees waived and/or reimbursed	78,547,632	62,916,673	54,863,938	35,526,326

Net investment loss	(53,246,617)	(36,424,426)	(41,502,624)	(21,418,283)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	826,401,961	(135,875,392)	640,509,961	172,962,436
Investments — affiliated	86,076	(199,018)	69,685	(95,721)
Capital gain distributions from investment companies — affiliated	—	65	—	106
Options written	—	—	—	3,140,605
Foreign currency transactions	131,039	(4,397)	(341,600)	(57,065)

	826,619,076	(136,078,742)	640,238,046	175,950,361

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	2,105,497,303	2,120,729,988	755,861,370	1,780,578,241
Investments — affiliated	(117,810)	5,299,499	(96,902)	79,317
Options written	—	—	—	(2,295,938)
Foreign currency translations	4,633	550	(2,812)	2,125

	2,105,384,126	2,126,030,037	755,761,656	1,778,363,745

Net realized and unrealized gain	2,932,003,202	1,989,951,295	1,395,999,702	1,954,314,106

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,878,756,585	$1,953,526,869	$1,354,497,078	$1,932,895,823

See notes to financial statements.

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Capital Appreciation Fund, Inc.			BlackRock Health Sciences Opportunities Portfolio
	Period from 10/01/20 to 05/31/21			Period from 10/01/20 to 05/31/21
		Year Ended September 30,			Year Ended September 30,
		2020	2019		2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(10,379,467)	$(13,778,508)	$(11,300,925)	$4,983,253	$5,913,390	$14,156,658
Net realized gain	437,789,442	263,468,673	318,120,921	461,357,347	470,621,526	248,179,419
Net change in unrealized appreciation (depreciation)	297,348,091	874,193,288	(268,373,688)	823,013,627	1,453,470,789	(405,539,429)

Net increase (decrease) in net assets resulting from operations	724,758,066	1,123,883,453	38,446,308	1,289,354,227	1,930,005,705	(143,203,352)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(47,032,427)	(61,220,948)	(58,635,861)	(236,292,708)	(133,372,174)	(213,418,441)
Service	—	—	—	(1,751,322)	(1,566,602)	(2,760,129)
Investor A	(126,248,381)	(171,947,041)	(188,919,842)	(140,009,572)	(110,003,143)	(205,102,599)
Investor C	(6,947,477)	(27,908,760)	(30,929,486)	(33,996,654)	(32,853,783)	(64,666,685)
Class K	(35,787,376)	(53,180,058)	(59,344,335)	(16,869,954)	(8,869,488)	(9,775,861)
Class R	(2,603,694)	(6,531,099)	(9,911,308)	(11,060,255)	(9,076,173)	(17,068,915)

Decrease in net assets resulting from distributions to shareholders	(218,619,355)	(320,787,906)	(347,740,832)	(439,980,465)	(295,741,363)	(512,792,630)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	155,445,036	(27,394,787)	169,804,332	466,623,805	1,182,928,419	387,357,211

NET ASSETS
Total increase (decrease) in net assets	661,583,747	775,700,760	(139,490,192)	1,315,997,567	2,817,192,761	(268,638,771)
Beginning of period	3,916,573,407	3,140,872,647	3,280,362,839	9,688,156,154	6,870,963,393	7,139,602,164

End of period	$4,578,157,154	$3,916,573,407	$3,140,872,647	$11,004,153,721	$9,688,156,154	$6,870,963,393

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets  (continued)

	BlackRock Mid-Cap Growth Equity Portfolio			BlackRock Technology Opportunities Fund
	Period from 10/01/20 to 05/31/21			Period from 10/01/20 to 05/31/21
		Year Ended September 30,			Year Ended September 30,
		2020	2019		2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(53,246,617)	$(36,424,426)	$(15,689,683)	$(41,502,624)	$(21,418,283)	$(8,157,876)
Net realized gain (loss)	826,619,076	(136,078,742)	28,921,072	640,238,046	175,950,361	(61,661,485)
Net change in unrealized appreciation (depreciation)	2,105,384,126	2,126,030,037	264,145,012	755,761,656	1,778,363,745	132,051,456

Net increase in net assets resulting from operations	2,878,756,585	1,953,526,869	277,376,401	1,354,497,078	1,932,895,823	62,232,095

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	—	(11,711,597)	(46,726,775)	(208,169,245)	(17,084,274)	(6,001,514)
Service	—	(273,908)	(1,401,342)	(2,913,204)	(352,518)	(157,877)
Investor A	—	(6,421,423)	(34,767,549)	(106,808,619)	(11,380,166)	(6,288,805)
Investor C	—	(1,289,821)	(7,179,094)	(22,700,269)	(3,074,126)	(1,647,499)
Class K	—	(3,237,003)	(6,780,414)	(4,050,980)	—	—
Class R	—	(199,360)	(1,021,014)	(2,280,695)	(319,966)	(145,876)

Decrease in net assets resulting from distributions to shareholders	—	(23,133,112)	(97,876,188)	(346,923,012)	(32,211,050)	(14,241,571)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	2,837,630,804	3,425,268,658	2,596,390,711	1,260,987,033	2,099,939,457	465,131,159

NET ASSETS
Total increase in net assets	5,716,387,389	5,355,662,415	2,775,890,924	2,268,561,099	4,000,624,230	513,121,683
Beginning of period	10,356,013,863	5,000,351,448	2,224,460,524	5,897,752,910	1,897,128,680	1,384,006,997

End of period	$16,072,401,252	$10,356,013,863	$5,000,351,448	$8,166,314,009	$5,897,752,910	$1,897,128,680

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc.
	Institutional
	Period from 10/01/20 to 05/31/21
			Year Ended September 30,
			2020	2019	2018		2017		2016

Net asset value, beginning of period	$38.32		$30.52	$33.72	$29.08		$25.17		$24.97

Net investment income (loss)(a)	(0.06)		(0.07)	(0.05)	0.00	(b)(c)	0.01	(d)	(0.03)

Net realized and unrealized gain	7.06		10.81	0.23	7.97		4.78		2.81

Net increase from investment operations	7.00		10.74	0.18	7.97		4.79		2.78

Distributions from net realized gain(e)	(2.00)		(2.94)	(3.38)	(3.33)		(0.88)		(2.58)

Net asset value, end of period	$43.32		$38.32	$30.52	$33.72		$29.08		$25.17

Total Return(f)
Based on net asset value	18.72	%(g)	38.17%	1.77%	30.19%		19.89%		11.41%

Ratios to Average Net Assets
Total expenses	0.72	%(h)	0.75%	0.75%	0.76%		0.81%		0.77%

Total expenses after fees waived and/or reimbursed	0.72	%(h)	0.75%	0.75%	0.76%		0.81%		0.77%

Net investment income (loss)	(0.21	)%(h)	(0.22)%	(0.17)%	0.01	%(b)	0.05	%(d)	(0.11)%

Supplemental Data

Net assets, end of period (000)	$1,072,833		$911,484	$644,983	$600,032		$508,965		$524,492

Portfolio turnover rate	25%		42%	48%	42%		62%		78%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Amount is less than $0.005 per share.
(d)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)
	Investor A
	Period from 10/01/20 to 05/31/21
			Year Ended September 30,
			2020	2019	2018		2017		2016

Net asset value, beginning of period	$34.74		$27.99	$31.25	$27.16		$23.63		$23.66

Net investment loss(a)	(0.11)		(0.14)	(0.12)	(0.08	)(b)	(0.06	)(c)	(0.10)

Net realized and unrealized gain	6.37		9.83	0.18	7.41		4.47		2.65

Net increase from investment operations	6.26		9.69	0.06	7.33		4.41		2.55

Distributions from net realized gain(d)	(2.00)		(2.94)	(3.32)	(3.24)		(0.88)		(2.58)

Net asset value, end of period	$39.00		$34.74	$27.99	$31.25		$27.16		$23.63

Total Return(e)
Based on net asset value	18.51	%(f)	37.84%	1.48%	29.85%		19.57%		11.04%

Ratios to Average Net Assets
Total expenses	0.97	%(g)	1.01%	1.01%	1.04%		1.08%		1.08%

Total expenses after fees waived and/or reimbursed	0.97	%(g)	1.01%	1.01%	1.04%		1.08%		1.08%

Net investment loss	(0.46	)%(g)	(0.48)%	(0.43)%	(0.28	)%(b)	(0.23	)%(c)	(0.42)%

Supplemental Data

Net assets, end of period (000)	$2,551,211		$2,195,906	$1,692,630	$1,751,581		$1,597,563		$1,521,267

Portfolio turnover rate	25%		42%	48%	42%		62%		78%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $ 0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Net investment loss per share and the ratio of net investment loss to average net assets includes $ 0.04 per share and 0.17%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Investor C

	Period from 10/01/20 to 05/31/21
			Year Ended September 30,
			2020	2019	2018		2017		2016

Net asset value, beginning of period	$23.27		$19.81	$23.29	$20.88		$18.52		$19.19

Net investment loss(a)		(0.20)	(0.25)	(0.24)	(0.23	)(b)	(0.20	)(c)	(0.22)

Net realized and unrealized gain	4.20		6.65	0.04	5.56		3.44		2.13

Net increase (decrease) from investment operations	4.00		6.40	(0.20)	5.33		3.24		1.91

Distributions from net realized gain(d)		(2.00)	(2.94)	(3.28)	(2.92)		(0.88)		(2.58)

Net asset value, end of period	$25.27		$23.27	$19.81	$23.29		$20.88		$18.52

Total Return(e)
Based on net asset value	17.89	%(f)	36.73%	0.72%	28.77%		18.61%		10.19%

Ratios to Average Net Assets
Total expenses	1.77	%(g)	1.79%	1.81%	1.84%		1.89%		1.89%

Total expenses after fees waived and/or reimbursed	1.77	%(g)	1.79%	1.81%	1.84%		1.89%		1.89%

Net investment loss	(1.27	)%(g)	(1.26)%	(1.23)%	(1.09	)%(b)	(1.06	)%(c)	(1.23)%

Supplemental Data

Net assets, end of period (000)	$72,075		$89,336	$195,908	$276,097		$286,460		$515,154

Portfolio turnover rate		25%	42%	48%	42%		62%		78%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Class K

	Period from 10/01/20 to 05/31/21
			Year Ended September 30,
			2020	2019	2018		2017		2016

Net asset value, beginning of period	$38.63		$30.71	$33.91	$29.24		$25.27		$25.04

Net investment income (loss)(a)		(0.03)	(0.04)	(0.02)	0.04	(b)	0.05	(c)	(0.00	)(d)

Net realized and unrealized gain	7.11		10.90	0.23	8.01		4.80		2.81

Net increase from investment operations	7.08		10.86	0.21	8.05		4.85		2.81

Distributions from net realized gain(e)		(2.00)	(2.94)	(3.41)	(3.38)		(0.88)		(2.58)

Net asset value, end of period	$43.71		$38.63	$30.71	$33.91		$29.24		$25.27

Total Return(f)
Based on net asset value	18.78	%(g)	38.33%	1.86%	30.36%		20.05%		11.50%

Ratios to Average Net Assets
Total expenses	0.63	%(h)	0.64%	0.65%	0.65%		0.67%		0.67%

Total expenses after fees waived and/or reimbursed	0.63	%(h)	0.64%	0.64%	0.65%		0.67%		0.66%

Net investment income (loss)	(0.13	)%(h)	(0.11)%	(0.06)%	0.14	%(b)	0.18	%(c)	(0.00	)%(i)

Supplemental Data

Net assets, end of period (000)	$845,106		$682,107	$552,523	$568,169		$425,347		$411,146

Portfolio turnover rate		25%	42%	48%	42%		62%		78%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(d)	Amount is greater than $(0.005) per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.
(i)	Amount is greater than (0.005)%.

See notes to financial statements.

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Class R

	Period from 10/01/20 to 05/31/21
			Year Ended September 30,
			2020	2019	2018		2017		2016

Net asset value, beginning of period	$27.30		$22.65	$26.00	$23.12		$20.30		$20.71

Net investment loss(a)		(0.15)	(0.17)	(0.16)	(0.13	)(b)	(0.10	)(c)	(0.13)

Net realized and unrealized gain	4.97		7.76	0.09	6.19		3.80		2.30

Net increase (decrease) from investment operations	4.82		7.59	(0.07)	6.06		3.70		2.17

Distributions from net realized gain(d)		(2.00)	(2.94)	(3.28)	(3.18)		(0.88)		(2.58)

Net asset value, end of period	$30.12		$27.30	$22.65	$26.00		$23.12		$20.30

Total Return(e)
Based on net asset value	18.26	%(f)	37.45%	1.19%	29.49%		19.27%		10.75%

Ratios to Average Net Assets
Total expenses	1.30	%(g)	1.28%	1.29%	1.30%		1.35%		1.35%

Total expenses after fees waived and/or reimbursed	1.30	%(g)	1.28%	1.29%	1.30%		1.35%		1.34%

Net investment loss	(0.80	)%(g)	(0.75)%	(0.71)%	(0.54	)%(b)	(0.50	)%(c)	(0.69)%

Supplemental Data

Net assets, end of period (000)	$36,933		$37,741	$54,828	$84,484		$75,765		$76,138

Portfolio turnover rate		25%	42%	48%	42%		62%		78%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio

	Institutional

	Period from 10/01/20 to 05/31/21
			Year Ended September 30,
			2020		2019		2018	2017	2016

Net asset value, beginning of period	$75.37		$61.55		$67.67		$57.28	$50.30	$52.51

Net investment income(a)	0.13		0.19		0.28		0.24	0.14	0.13
Net realized and unrealized gain (loss)	9.66		16.26		(1.64)		12.18	7.92	3.87

Net increase (decrease) from investment operations	9.79		16.45		(1.36)		12.42	8.06	4.00

Distributions(b)
From net investment income		(0.13)	(0.32)		(0.23)		(0.02)	—	(0.77)
From net realized gain		(3.26)	(2.31)		(4.53)		(2.01)	(1.08)	(5.44)

Total distributions		(3.39)	(2.63)		(4.76)		(2.03)	(1.08)	(6.21)

Net asset value, end of period	$81.77		$75.37		$61.55		$67.67	$57.28	$50.30

Total Return(c)
Based on net asset value	13.37	%(d)	27.34	%(e)	(1.84)%		22.47%	16.53%	7.99%

Ratios to Average Net Assets
Total expenses	0.84	%(f)	0.85%		0.85	%(g)	0.87%	0.89%	0.90	%(g)

Total expenses after fees waived and/or reimbursed	0.84	%(f)	0.85%		0.84	%(g)	0.86%	0.89%	0.90	%(g)

Net investment income	0.24	%(f)	0.28%		0.45	%(g)	0.40%	0.27%	0.25	%(g)

Supplemental Data

Net assets, end of period (000)	$5,990,131		$5,133,191		$3,095,352		$2,944,146	$2,190,418	$1,544,880

Portfolio turnover rate		19%	28%		41%		39%	39%	50%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(f)  Annualized.

(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 10/01/20 to 05/31/21
			Year Ended September 30,
			2020		2019		2018	2017	2016

Investments in underlying funds		—%	—%		0.01%		—%	—%	0.01%

See notes to financial statements.

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Service

	Period from 10/01/20 to 05/31/21
			Year Ended September 30,
			2020		2019		2018	2017	2016

Net asset value, beginning of period	$71.63		$58.66		$64.73		$54.90	$48.39	$50.77

Net investment income (loss)(a)		(0.03)	(0.01)		0.08		0.05	(0.01)	(0.01)
Net realized and unrealized gain (loss)	9.18		15.48		(1.57)		11.67	7.60	3.74

Net increase (decrease) from investment operations	9.15		15.47		(1.49)		11.72	7.59	3.73

Distributions(b)
From net investment income	—		(0.19)		(0.05)		—	—	(0.67)
From net realized gain		(3.15)	(2.31)		(4.53)		(1.89)	(1.08)	(5.44)

Total distributions		(3.15)	(2.50)		(4.58)		(1.89)	(1.08)	(6.11)

Net asset value, end of period	$77.63		$71.63		$58.66		$64.73	$54.90	$48.39

Total Return(c)
Based on net asset value	13.15	%(d)	26.96	%(e)	(2.16)%		22.10%	16.20%	7.69%

Ratios to Average Net Assets
Total expenses	1.14	%(f)	1.15%		1.15	%(g)	1.17%	1.17%	1.17	%(g)

Total expenses after fees waived and/or reimbursed	1.14	%(f)	1.15%		1.15	%(g)	1.16%	1.17%	1.17	%(g)

Net investment income (loss)	(0.07	)%(f)	(0.02)%		0.14	%(g)	0.10%	(0.02)%	(0.03	)%(g)

Supplemental Data

Net assets, end of period (000)	$43,825		$40,252		$34,708		$39,325	$33,231	$31,917

Portfolio turnover rate		19%	28%		41%		39%	39%	50%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(f)  Annualized.

(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 10/01/20 to 05/31/21
			Year Ended September 30,
			2020		2019		2018	2017	2016

Investments in underlying funds		—%	—%		0.01%		—%	—%	0.01%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Investor A

	Period from 10/01/20 to 05/31/21		Year Ended September 30,
			2020		2019		2018	2017	2016

Net asset value, beginning of period	$71.37		$58.45		$64.50		$54.70	$48.22	$50.61

Net investment income (loss)(a)	(0.01)		0.01		0.10		0.06	(0.01)	(0.01)
Net realized and unrealized gain (loss)	9.15		15.42		(1.56)		11.63	7.57	3.73

Net increase (decrease) from investment operations	9.14		15.43		(1.46)		11.69	7.56	3.72

Distributions(b)
From net investment income	—		(0.20)		(0.06)		—	—	(0.67)
From net realized gain	(3.20)		(2.31)		(4.53)		(1.89)	(1.08)	(5.44)

Total distributions	(3.20)		(2.51)		(4.59)		(1.89)	(1.08)	(6.11)

Net asset value, end of period	$77.31		$71.37		$58.45		$64.50	$54.70	$48.22

Total Return(c)
Based on net asset value	13.18	%(d)	26.99	%(e)	(2.11)%		22.13%	16.20%	7.70%

Ratios to Average Net Assets
Total expenses	1.10	%(f)	1.11%		1.12	%(g)	1.15%	1.17%	1.18	%(g)

Total expenses after fees waived and/or reimbursed	1.10	%(f)	1.11%		1.12	%(g)	1.14%	1.17%	1.18	%(g)

Net investment income (loss)	(0.02	)%(f)	0.01%		0.17	%(g)	0.11%	(0.02)%	(0.03	)%(g)

Supplemental Data

Net assets, end of period (000)	$3,496,818		$3,135,882		$2,598,888		$2,767,303	$2,597,901	$2,701,948

Portfolio turnover rate	19%		28%		41%		39%	39%	50%

(a)   Based on average shares outstanding.

(b)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)   Aggregate total return.

(e)   Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(f)   Annualized.

(g)   Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 10/01/20 to 05/31/21
			Year Ended September 30,
			2020		2019		2018	2017	2016

Investments in underlying funds	—%		—%		0.01%		—%	—%	0.01%

See notes to financial statements.

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Investor C
	Period from 10/01/20 to 05/31/21
			Year Ended September 30,
			2020		2019		2018	2017	2016

Net asset value, beginning of period	$61.38		$50.74		$56.55		$48.54	$43.22	$46.05

Net investment loss(a)		(0.33)	(0.40)		(0.28)		(0.30)	(0.33)	(0.32)
Net realized and unrealized gain (loss)	7.85		13.34		(1.38)		10.20	6.73	3.37

Net increase (decrease) from investment operations	7.52		12.94		(1.66)		9.90	6.40	3.05

Distributions(b)
From net investment income	—		—		—		—	—	(0.44)
From net realized gain		(2.75)	(2.30)		(4.15)		(1.89)	(1.08)	(5.44)

Total distributions		(2.75)	(2.30)		(4.15)		(1.89)	(1.08)	(5.88)

Net asset value, end of period	$66.15		$61.38		$50.74		$56.55	$48.54	$43.22

Total Return(c)
Based on net asset value	12.61	%(d)	26.09	%(e)	(2.82)%		21.22%	15.37%	6.92%

Ratios to Average Net Assets
Total expenses	1.84	%(f)	1.85%		1.85	%(g)	1.87%	1.90%	1.90	%(g)

Total expenses after fees waived and/or reimbursed	1.84	%(f)	1.85%		1.85	%(g)	1.87%	1.90%	1.90	%(g)

Net investment loss	(0.77	)%(f)	(0.72)%		(0.56	)%(g)	(0.61)%	(0.75)%	(0.75	)%(g)

Supplemental Data

Net assets, end of period (000)	$719,525		$773,522		$745,636		$1,017,205	$954,780	$1,130,051

Portfolio turnover rate		19%	28%		41%		39%	39%	50%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(f)  Annualized.

(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 10/01/20 to 05/31/21
			Year Ended September 30,
			2020		2019		2018	2017	2016

Investments in underlying funds		—%	—%		0.01%		—%	—%	0.01%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Class K

	Period from								Period from
	10/01/20			Year Ended September 30,					06/08/16	(a)
	to 05/31/21		2020		2019		2018	2017	to 09/30/16

Net asset value, beginning of period	$75.50		$61.63		$67.75		$57.37	$50.32	$49.82

Net investment income(b)	0.18		0.27		0.34		0.32	0.26	0.09
Net realized and unrealized gain (loss)	9.68		16.28		(1.65)		12.17	7.87	0.41

Net increase (decrease) from investment operations	9.86		16.55		(1.31)		12.49	8.13	0.50

Distributions(c)
From net investment income		(0.19)	(0.37)		(0.28)		(0.10)	—	—
From net realized gain		(3.26)	(2.31)		(4.53)		(2.01)	(1.08)	—

Total distributions		(3.45)	(2.68)		(4.81)		(2.11)	(1.08)	—

Net asset value, end of period	$81.91		$75.50		$61.63		$67.75	$57.37	$50.32

Total Return(d)
Based on net asset value	13.45	%(e)	27.47	%(f)	(1.75)%		22.58%	16.67%	1.00	%(e)

Ratios to Average Net Assets
Total expenses	0.74	%(g)	0.75%		0.75	%(h)	0.77%	0.78%	0.82	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.74	%(g)	0.75%		0.75	%(h)	0.76%	0.78%	0.82	%(g)(h)

Net investment income	0.34	%(g)	0.39%		0.55	%(h)	0.53%	0.47%	0.54	%(g)(h)

Supplemental Data

Net assets, end of period (000)	$464,179		$344,822		$171,517		$130,129	$48,253	$2,495

Portfolio turnover rate		19%	28%		41%		39%	39%	50	%(i)

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(g) Annualized.

(h) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 10/01/20 to 05/31/21								Period from
				Year Ended September 30,					06/08/16	(a)
			2020		2019		2018	2017	to 09/30/16

Investments in underlying funds		—%	—%		0.01%		—%	—%		0.01%

(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Class R

	Period from 10/01/20 to 05/31/21
			Year Ended September 30,
			2020		2019		2018	2017	2016

Net asset value, beginning of period	$69.54		$57.05		$63.09		$53.71	$47.51	$50.04

Net investment loss(a)		(0.18)	(0.20)		(0.09)		(0.11)	(0.16)	(0.17)
Net realized and unrealized gain (loss)	8.91		15.05		(1.53)		11.38	7.44	3.68

Net increase (decrease) from investment operations	8.73		14.85		(1.62)		11.27	7.28	3.51

Distributions(b)
From net investment income	—		(0.05)		—		—	—	(0.60)
From net realized gain		(2.99)	(2.31)		(4.42)		(1.89)	(1.08)	(5.44)

Total distributions		(2.99)	(2.36)		(4.42)		(1.89)	(1.08)	(6.04)

Net asset value, end of period	$75.28		$69.54		$57.05		$63.09	$53.71	$47.51

Total Return(c)
Based on net asset value	12.91	%(d)	26.60	%(e)	(2.44)%		21.75%	15.85%	7.33%

Ratios to Average Net Assets
Total expenses	1.44	%(f)	1.45%		1.45	%(g)	1.46%	1.49%	1.51	%(g)

Total expenses after fees waived and/or reimbursed	1.44	%(f)	1.45%		1.45	%(g)	1.46%	1.49%	1.51	%(g)

Net investment loss	(0.37	)%(f)	(0.32)%		(0.15	)%(g)	(0.20)%	(0.33)%	(0.35	)%(g)

Supplemental Data

Net assets, end of period (000)	$289,676		$260,488		$224,862		$241,495	$198,426	$172,640

Portfolio turnover rate		19%	28%		41%		39%	39%	50%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(f)  Annualized.

(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 10/01/20 to 05/31/21
			Year Ended September 30,
			2020		2019		2018	2017	2016

Investments in underlying funds		—%	—%		0.01%		—%	—%	0.01%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional

	Period from

	10/01/20			Year Ended September 30,

	to 05/31/21		2020	2019	2018		2017		2016

Net asset value, beginning of period	$36.56		$28.68	$27.87	$22.10		$17.87		$16.42

Net investment loss(a)		(0.15)	(0.14)	(0.09)	(0.11)		(0.05	)(b)	(0.12)
Net realized and unrealized gain	9.54		8.14	1.95	6.63		4.28		2.00

Net increase from investment operations	9.39		8.00	1.86	6.52		4.23		1.88

Distributions from net realized gain(c)	—		(0.12)	(1.05)	(0.75)		—		(0.43)

Net asset value, end of period	$45.95		$36.56	$28.68	$27.87		$22.10		$17.87

Total Return(d)
Based on net asset value	25.68	%(e)	27.98%	7.43%	30.34%		23.67%		11.60%

Ratios to Average Net Assets
Total expenses	0.80	%(f)	0.85%	0.87%	0.93	%(g)	1.08	%(g)	1.11	%(g)

Total expenses after fees waived and/or reimbursed	0.80	%(f)	0.80%	0.80%	0.86%		1.08%		1.08%

Net investment loss	(0.52	)%(f)	(0.43)%	(0.34)%	(0.45)%		(0.25	)%(b)	(0.71)%

Supplemental Data
Net assets, end of period (000)	$9,260,191		$6,003,280	$2,700,531	$1,063,328		$278,701		$99,759

Portfolio turnover rate		22%	35%	38%	43%		59%		81%

(a)   Based on average shares outstanding.

(b)   Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.

(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)   Where applicable, assumes the reinvestment of distributions.

(e)   Aggregate total return.

(f)   Annualized.

(g)   Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Period from 10/01/20 to 05/31/21
				Year Ended September 30,
			2020	2019	2018		2017		2016

Expense ratios	N/A		N/A	N/A	0.93%		1.07%		1.10%

See notes to financial statements.

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Service

	Period from 10/01/20 to 05/31/21		Year Ended September 30,
			2020	2019	2018		2017		2016

Net asset value, beginning of period	$32.95		$25.92	$25.30	$20.18		$16.35		$15.00

Net investment loss(a)	(0.20)		(0.19)	(0.15)	(0.17)		(0.12	)(b)	(0.13)

Net realized and unrealized gain	8.59		7.34	1.76	6.04		3.95		1.82

Net increase from investment operations	8.39		7.15	1.61	5.87		3.83		1.69

Distributions from net realized gain(c)	—		(0.12)	(0.99)	(0.75)		—		(0.34)

Net asset value, end of period.	$41.34		$32.95	$25.92	$25.30		$20.18		$16.35

Total Return(d)
Based on net asset value	25.46	%(e)	27.68%	7.15%	30.03%		23.43%		11.39%

Ratios to Average Net Assets
Total expenses	1.10	%(f)	1.11%	1.16%	1.25	%(g)	1.29%		1.26	%(g)

Total expenses after fees waived and/or reimbursed	1.05	%(f)	1.05%	1.05%	1.12%		1.29%		1.25%

Net investment loss	(0.78	)%(f)	(0.67)%	(0.59)%	(0.73)%		(0.67	)%(b)	(0.88)%

Supplemental Data

Net assets, end of period (000)	$104,997		$83,680	$61,293	$33,768		$12,718		$1,343

Portfolio turnover rate	22%		35%	38%	43%		59%		81%

(a)   Based on average shares outstanding.

(b)   Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.

(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)   Where applicable, assumes the reinvestment of distributions.

(e)   Aggregate total return.

(f)   Annualized.

(g)   Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Period from 10/01/20 to 05/31/21
			Year Ended September 30,
			2020	2019	2018		2017		2016

Expense ratios	N/A		N/A	N/A	1.25%		N/A		1.24%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Investor A

	Period from 10/01/ 20 to 05/31/21		Year Ended September 30,
			2020	2019	2018		2017		2016

Net asset value, beginning of period	$31.48		$24.78	$24.22	$19.30		$15.66		$14.43

Net investment loss(a)	(0.19)		(0.18)	(0.14)	(0.18)		(0.10	)(b)	(0.15)
Net realized and unrealized gain	8.21		7.00	1.68	5.79		3.74		1.76

Net increase from investment operations	8.02		6.82	1.54	5.61		3.64		1.61

Distributions from net realized gain(c)	—		(0.12)	(0.98)	(0.69)		—		(0.38)

Net asset value, end of period	$39.50		$31.48	$24.78	$24.22		$19.30		$15.66

Total Return(d)
Based on net asset value	25.48	%(e)	27.61%	7.17%	29.98%		23.24%		11.29%

Ratios to Average Net Assets
Total expenses	1.09	%(f)	1.14%	1.16%	1.29	%(g)	1.41	%(g)	1.45%

Total expenses after fees waived and/or reimbursed	1.05	%(f)	1.05%	1.05%	1.19%		1.39%		1.39%

Net investment loss	(0.78	)%(f)	(0.67)%	(0.58)%	(0.82)%		(0.59	)%(b)	(1.02)%

Supplemental Data

Net assets, end of period (000)	$2,577,151		$1,917,773	$1,335,467	$801,263		$525,736		$394,544

Portfolio turnover rate	22%		35%	38%	43%		59%		81%

(a)   Based on average shares outstanding.

(b)   Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.

(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)   Aggregate total return.

(f)   Annualized.

(g)   Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Period from 10/01/20 to 05/31/21
			Year Ended September 30,
			2020	2019	2018		2017		2016

Expense ratios	N/A		N/A	N/A	1.26%		1.39%		N/A

See notes to financial statements.

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Investor C

	Period from 10/01/20 to 05/31/21		Year Ended September 30,
			2020	2019	2018		2017		2016

Net asset value, beginning of period	$24.20		$19.21	$19.04	$15.36		$12.55		$11.68

Net investment loss(a)	(0.29)		(0.30)	(0.24)	(0.26)		(0.18	)(b)	(0.20)
Net realized and unrealized gain	6.31		5.41	1.28	4.57		2.99		1.41

Net increase from investment operations	6.02		5.11	1.04	4.31		2.81		1.21

Distributions from net realized gain(c)	—		(0.12)	(0.87)	(0.63)		—		(0.34)

Net asset value, end of period	$30.22		$24.20	$19.21	$19.04		$15.36		$12.55

Total Return(d)
Based on net asset value	24.88	%(e)	26.72%	6.33%	29.05%		22.39%		10.48%

Ratios to Average Net Assets
Total expenses	1.80	%(f)	1.84%	1.86%	1.94	%(g)	2.11	%(g)	2.14	%(g)

Total expenses after fees waived and/or reimbursed	1.79	%(f)	1.80%	1.80%	1.88%		2.10%		2.12%

Net investment loss	(1.52	)%(f)	(1.42)%	(1.33)%	(1.49)%		(1.30	)%(b)	(1.75)%

Supplemental Data

Net assets, end of period (000)	$357,360		$280,143	$209,923	$164,083		$72,814		$52,723

Portfolio turnover rate	22%		35%	38%	43%		59%		81%

(a)   Based on average shares outstanding.

(b)   Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.

(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)   Aggregate total return.

(f)  Annualized.

(g)   Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Period from 10/01/20 to 05/31/21
			Year Ended September 30,
			2020	2019	2018		2017		2016

Expense ratios	N/A		N/A	N/A	1.94%		2.10%		2.13%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Class K

	Period from										Period from
	10/01/20		Year Ended September 30,								03/28/16	(a)
	to 05/31/21		2020		2019		2018		2017		to 09/30/16

Net asset value, beginning of period	$36.66		$28.74		$27.93		$22.14		$17.88		$15.57

Net investment loss(b)	(0.12)		(0.12)		(0.09)		(0.07)		(0.03	)(c)		(0.05)
Net realized and unrealized gain	9.56		8.16		1.96		6.62		4.29		2.36

Net increase from investment operations	9.44		8.04		1.87		6.55		4.26		2.31

Distributions from net realized gain(d)	—		(0.12)		(1.06)		(0.76)		—		—

Net asset value, end of period	$46.10		$36.66		$28.74		$27.93		$22.14		$17.88

Total Return(e)
Based on net asset value	25.75	%(f)	28.06%		7.47%		30.46%		23.83%		14.84	%(f)

Ratios to Average Net Assets
Total expenses	0.70	%(g)	0.73	%(h)	0.76	%(h)	0.80	%(h)	0.95%		0.98	%(g)

Total expenses after fees waived and/or reimbursed	0.70	%(g)	0.73%		0.75%		0.76%		0.95%		0.97	%(g)

Net investment loss	(0.42	)%(g)	(0.36)%		(0.31)%		(0.29)%		(0.17	)%(c)	(0.59	)%(g)

Supplemental Data
Net assets, end of period (000)	$3,674,402		$2,011,727		$652,138		$139,138		$4,103		$230

Portfolio turnover rate	22%		35%		38%		43%		59%		81	%(i)

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.

(d)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)   Where applicable, assumes the reinvestment of distributions.

(f)   Aggregate total return.

(g)   Annualized.

(h)   Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Period from 10/01/20 to 05/31/21										Period from
			Year Ended September 30,								03/28/16	(a)
			2020		2019		2018		2017		to 09/30/16

Expense ratios	N/A		0.73%		0.75%		0.80%		N/A		N/A

(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Class R

	Period from 10/01/20 to 05/31/21
			Year Ended September 30,
			2020	2019	2018		2017		2016

Net asset value, beginning of period	$30.85		$24.34	$23.83	$19.02		$15.47		$14.27

Net investment loss(a)	(0.25)		(0.24)	(0.19)	(0.22)		(0.14	)(b)	(0.18)
Net realized and unrealized gain	8.05		6.87	1.65	5.69		3.69		1.72

Net increase from investment operations	7.80		6.63	1.46	5.47		3.55		1.54

Distributions from net realized gain(c)	—		(0.12)	(0.95)	(0.66)		—		(0.34)

Net asset value, end of period	$38.65		$30.85	$24.34	$23.83		$19.02		$15.47

Total Return(d)
Based on net asset value	25.28	%(e)	27.33%	6.89%	29.63%		22.95%		10.94%

Ratios to Average Net Assets
Total expenses	1.39	%(f)	1.45%	1.47%	1.59	%(g)	1.76%		1.78%

Total expenses after fees waived and/or reimbursed	1.30	%(f)	1.30%	1.30%	1.43%		1.65%		1.65%

Net investment loss	(1.03	)%(f)	(0.92)%	(0.83)%	(1.05)%		(0.86	)%(b)	(1.28)%

Supplemental Data

Net assets, end of period (000)	$98,300		$59,411	$40,999	$22,880		$10,177		$7,646

Portfolio turnover rate	22%		35%	38%	43%		59%		81%

(a)   Based on average shares outstanding.

(b)   Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.

(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)   Where applicable, assumes the reinvestment of distributions.

(e)   Aggregate total return.

(f)   Annualized.

(g)   Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Period from 10/01/20 to 05/31/21
			Year Ended September 30,
			2020	2019	2018		2017		2016

Expense ratios	N/A		N/A	N/A	1.58%		N/A		N/A

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund
	Institutional

	Period from 10/01/20 to 05/31/21
			Year Ended September 30,
			2020		2019		2018		2017		2016

Net asset value, beginning of period	$55.33		$32.63		$31.83		$25.64		$19.18		$15.61

Net investment loss(a)	(0.28)		(0.22)		(0.10)		(0.09)		(0.12)		(0.08)
Net realized and unrealized gain	12.67		23.43		1.20		8.25		6.78		3.65

Net increase from investment operations	12.39		23.21		1.10		8.16		6.66		3.57

Distributions from net realized gain(b)	(2.91)		(0.51)		(0.30)		(1.97)		(0.20)		—

Net asset value, end of period	$64.81		$55.33		$32.63		$31.83		$25.64		$19.18

Total Return(c)
Based on net asset value	22.68	%(d)	72.07%		3.63%		34.02%		35.13%		22.87%

Ratios to Average Net Assets
Total expenses	0.92	%(e)(f)	0.98	%(f)	1.02	%(f)	1.10	%(f)	1.22	%(g)	1.27%

Total expenses after fees waived and/or reimbursed	0.92	%(e)(f)	0.92	%(f)	0.92	%(f)	0.99	%(f)	1.21%		1.23%

Net investment loss	(0.66	)%(e)(f)	(0.50	)%(f)	(0.32	)%(f)	(0.32	)%(f)	(0.54)%		(0.49)%

Supplemental Data
Net assets, end of period (000)	$4,958,187		$3,641,519		$1,033,286		$584,654		$147,796		$78,179

Portfolio turnover rate	25%		27%		33%		49%		51%		84%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Annualized.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 10/01/20 to 05/31/21
			Year Ended September 30,
			2020		2019		2018		2017		2016

Investments in underlying funds	0.01%		0.01%		0.01%		0.01%		—%		—%

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Service

	Period from 10/01/20 to 05/31/21		Year Ended September 30,
			2020		2019		2018		2017		2016

Net asset value, beginning of period	$52.20		$30.88		$30.22		$24.44		$18.34		$14.96

Net investment loss(a)	(0.37)		(0.30)		(0.17)		(0.15)		(0.16)		(0.12)
Net realized and unrealized gain	11.94		22.13		1.13		7.85		6.46		3.50

Net increase from investment operations	11.57		21.83		0.96		7.70		6.30		3.38

Distributions from net realized gain(b)	(2.91)		(0.51)		(0.30)		(1.92)		(0.20)		—

Net asset value, end of period	$60.86		$52.20		$30.88		$30.22		$24.44		$18.34

Total Return(c)
Based on net asset value	22.46	%(d)	71.68%		3.36%		33.74%		34.77%		22.59%

Ratios to Average Net Assets
Total expenses	1.17	%(e)(f)	1.19	%(f)	1.25	%(f)(g)	1.37	%(f)	1.48	%(g)	1.49%

Total expenses after fees waived and/or reimbursed	1.16	%(e)(f)	1.17	%(f)	1.17	%(f)	1.22	%(f)	1.47%		1.49%

Net investment loss	(0.90	)%(e)(f)	(0.74	)%(f)	(0.57	)%(f)	(0.55	)%(f)	(0.77)%		(0.74)%

Supplemental Data

Net assets, end of period (000)	$83,886		$50,710		$20,429		$15,208		$6,312		$2,583

Portfolio turnover rate	25%		27%		33%		49%		51%		84%

(a)   Based on average shares outstanding.

(b)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)   Where applicable, assumes the reinvestment of distributions.

(d)   Aggregate total return.

(e)   Annualized.

(f)   Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from
	10/01/20		Year Ended September 30,

	to 05/31/21		2020		2019		2018		2017		2016

Investments in underlying funds	0.01%		0.01%		0.01%		0.01%		—%		—%

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Investor A

	Period from 10/01/20 to 05/31/21		Year Ended September 30,
			2020		2019		2018		2017	2016

Net asset value, beginning of period	$51.06		$30.22		$29.58		$23.95		$17.98	$14.68

Net investment loss(a)	(0.36)		(0.29)		(0.17)		(0.16)		(0.17)	(0.13)
Net realized and unrealized gain	11.68		21.64		1.11		7.69		6.34	3.43

Net increase from investment operations	11.32		21.35		0.94		7.53		6.17	3.30

Distributions from net realized gain(b)	(2.91)		(0.51)		(0.30)		(1.90)		(0.20)	—

Net asset value, end of period	$59.47		$51.06		$30.22		$29.58		$23.95	$17.98

Total Return(c)
Based on net asset value	22.48	%(d)	71.65%		3.36%		33.70%		34.74%	22.48%

Ratios to Average Net Assets
Total expenses	1.19	%(e)(f)	1.25	%(f)	1.29	%(f)	1.38	%(f)(g)	1.50%	1.56	%(g)

Total expenses after fees waived and/or reimbursed	1.17	%(e)(f)	1.17	%(f)	1.17	%(f)	1.26	%(f)	1.49%	1.55%

Net investment loss	(0.91	)%(e)(f)	(0.74	)%(f)	(0.58	)%(f)	(0.59	)%(f)	(0.83)%	(0.81)%

Supplemental Data

Net assets, end of period (000)	$2,524,052		$1,773,399		$672,110		$627,626		$271,307	$180,658

Portfolio turnover rate	25%		27%		33%		49%		51%	84%

(a)   Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)   Aggregate total return.

(e)   Annualized.

(f)   Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from
	10/01/20		Year Ended September 30,

	to 05/31/21		2020		2019		2018		2017	2016

Investments in underlying funds	0.01%		0.01%		0.01%		0.01%		—%	—%

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Period from
	10/01/20	Year Ended September 30,

	to 05/31/21	2020	2019	2018	2017	2016

Expense ratios	N/A	N/A	N/A	1.37%	N/A	1.55%

See notes to financial statements.

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Investor C

	Period from 10/01/20		Year Ended September 30,

	to 05/31/21		2020		2019		2018		2017	2016

Net asset value, beginning of period	$42.52		$25.43		$25.13		$20.72		$15.70	$12.92

Net investment loss(a)	(0.54)		(0.48)		(0.32)		(0.31)		(0.28)	(0.22)
Net realized and unrealized gain	9.70		18.08		0.92		6.57		5.50	3.00

Net increase from investment operations	9.16		17.60		0.60		6.26		5.22	2.78

Distributions from net realized gain(b)	(2.91)		(0.51)		(0.30)		(1.85)		(0.20)	—

Net asset value, end of period	$48.77		$42.52		$25.43		$25.13		$20.72	$15.70

Total Return(c)
Based on net asset value	21.89	%(d)	70.39%		2.60%		32.68%		33.73%	21.52%

Ratios to Average Net Assets
Total expenses	1.91	%(e)(f)	1.98	%(f)	2.02	%(f)	2.10	%(f)(g)	2.27%	2.35%

Total expenses after fees waived and/or reimbursed	1.90	%(e)(f)	1.92	%(f)	1.92	%(f)	2.01	%(f)	2.25%	2.35%

Net investment loss	(1.65	)%(e)(f)	(1.49	)%(f)	(1.33	)%(f)	(1.34	)%(f)	(1.59)%	(1.61)%

Supplemental Data

Net assets, end of period (000)	$427,435		$317,792		$152,505		$142,942		$76,957	$56,707

Portfolio turnover rate	25%		27%		33%		49%		51%	84%

(a)   Based on average shares outstanding.

(b)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)   Aggregate total return.

(e)   Annualized.

(f)   Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from
	10/01/20		Year Ended September 30,

	to 05/31/21		2020		2019		2018		2017	2016

Investments in underlying funds	0.01%		0.01%		0.01%		0.01%		—%	—%

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Period from
	10/01/20	Year Ended September 30,

	to 05/31/21	2020	2019	2018	2017	2016

Expense ratios	N/A	N/A	N/A	2.09%	N/A	N/A

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Class K

	Period from		Period from
	10/01/20		12/10/19(a)
	to 05/31/21		to 09/30/20

Net asset value, beginning of period	$55.36		$34.59

Net investment loss(b)		(0.24)		(0.16)
Net realized and unrealized gain	12.68		20.93

Net increase from investment operations	12.44		20.77

Distributions from net realized gain		(2.91)	—

Net asset value, end of period	$64.89		$55.36

Total Return(c)
Based on net asset value	22.77	%(d)	60.05	%(d)

Ratios to Average Net Assets
Total expenses	0.83	%(e)(f)	0.87	%(e)(f)

Total expenses after fees waived and/or reimbursed	0.82	%(e)(f)	0.86	%(e)(f)

Net investment loss	(0.56	)%(e)(f)	(0.46	)%(e)(f)

Supplemental Data
Net assets, end of period (000)	$122,568		$75,426

Portfolio turnover rate		25%	27	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from	Period from
	10/01/20	12/10/19	(a)
	to 05/31/21	to 09/30/20

Investments in underlying funds	0.01%	0.01%

(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

60	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Class R

	Period from 10/01/20 to 05/31/21		Year Ended September 30,
			2020		2019		2018		2017	2016

Net asset value, beginning of period	$51.37		$30.48		$29.90		$24.20		$18.21	$14.92

Net investment loss(a)	(0.46)		(0.38)		(0.24)		(0.23)		(0.23)	(0.17)
Net realized and unrealized gain	11.75		21.78		1.12		7.78		6.42	3.46

Net increase from investment operations	11.29		21.40		0.88		7.55		6.19	3.29

Distributions from net realized gain(b)	(2.91)		(0.51)		(0.30)		(1.85)		(0.20)	—

Net asset value, end of period	$59.75		$51.37		$30.48		$29.90		$24.20	$18.21

Total Return(c)
Based on net asset value	22.28	%(d)	71.20%		3.12%		33.35%		34.41%	22.05%

Ratios to Average Net Assets
Total expenses	1.50	%(e)(f)	1.57	%(f)	1.60	%(f)	1.69	%(f)	1.81%	1.85	%(g)

Total expenses after fees waived and/or reimbursed	1.42	%(e)(f)	1.42	%(f)	1.42	%(f)	1.53	%(f)	1.77%	1.83%

Net investment loss	(1.17	)%(e)(f)	(0.99	)%(f)	(0.83	)%(f)	(0.87	)%(f)	(1.11)%	(1.09)%

Supplemental Data

Net assets, end of period (000)	$50,186		$38,907		$18,799		$13,577		$9,700	$6,054

Portfolio turnover rate	25%		27%		33%		49%		51%	84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 10/01/20 to 05/31/21
		Year Ended September 30,
		2020	2019	2018	2017	2016

Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—%	—%

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Period from 10/01/20 to 05/31/21
		Year Ended September 30,
		2020	2019	2018	2017	2016

Expense ratios	N/A	N/A	N/A	N/A	N/A	1.84%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Capital Appreciation Fund, Inc. (the “Corporation”) and BlackRock FundsSM (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Corporation is organized as a Maryland corporation. The Trust is organized as a Massachusetts business trust. BlackRock Capital Appreciation Fund, Inc. is the only series of the Corporation. BlackRock Health Sciences Opportunities Portfolio, BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Technology Opportunities Fund are series of the Trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Capital Appreciation Fund, Inc.	Capital Appreciation	Diversified

BlackRock Health Sciences Opportunities Portfolio	Health Sciences Opportunities	Diversified

BlackRock Mid-Cap Growth Equity Portfolio	Mid-Cap Growth Equity	Diversified

BlackRock Technology Opportunities Fund	Technology Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Service, Class K and Class R Shares	No	No		None

Investor A Shares	Yes	No	(a)	None

Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of the Corporation and the Board of Trustees of the Trust are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

On April 7, 2021, the Board approved a change in the fiscal year-end of the Funds from September 30 to May 31, effective as of May 31, 2021.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board on behalf of Capital Appreciation (the “Acquiring Fund”) and the Board of Directors of FDP Series, Inc. on behalf of FDP BlackRock Capital Appreciation Fund (the “Target Fund”) approved the reorganization of the Target Fund into the Acquiring Fund. As a result, the Acquiring Fund acquired substantially all of the assets and assumed certain of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Acquiring Fund.

Each shareholder of the Target Fund received shares of the Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on September 20, 2019, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of the Acquiring Fund in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Acquiring Fund’s Share Class	Shares of the Acquiring Fund

Institutional	225,647	0.48987776	Institutional	110,540

Investor A	3,199,958	0.50700789	Investor A	1,622,404

Investor C	1,318,929	0.60703139	Investor C	800,631

The Target Fund’s net assets and composition of net assets on September 20, 2019, the valuation date of the reorganization were as follows:

Amounts

Net assets	$65,978,257

Paid-in capital	$44,770,564
Accumulated earnings	21,207,693

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

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Notes to Financial Statements  (continued)

The net assets of the Acquiring Fund before the reorganization were $3,154,198,957. The aggregate net assets of the Acquiring Fund immediately after the reorganization amounted to $3,220,177,214. The Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments

FDP BlackRock Capital Appreciation Fund	$66,247,620	$44,935,571

The purpose of the transaction was to combine the assets of the Target Fund with the assets of the Acquiring Fund. The reorganization was a tax-free event and was effective on September 23, 2019.

Assuming the reorganization had been completed on October 1, 2018, the beginning of the fiscal reporting period of the Acquiring Fund, the pro forma results of operations for the year ended September 30, 2019, are as follows:

•	Net investment loss: $(11,983,782)

•	Net realized and change in unrealized gain on investments: $51,842,146

•	Net increase in net assets resulting from operations: $39,858,364

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since September 23, 2019.

Reorganization costs incurred by the Acquiring Fund in connection with the reorganization were expensed by the Acquiring Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, are recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

64	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used, as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2021, certain investments of the Funds were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a Fund to make future cash payments. As of May 31, 2021, Health Sciences Opportunities and Technology Opportunities had outstanding commitments of $34,000,000 and $152,530,820, respectively. These commitments are not included in the net assets of Health Sciences Opportunities and Technology Opportunities as of May 31, 2021.

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative

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Notes to Financial Statements  (continued)

financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of Capital Appreciation, and the Trust, on behalf of Health Sciences Opportunities, Mid-Cap Growth Equity and Technology Opportunities, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Investment Advisory Fees

Average Daily Net Assets	Capital Appreciation

First $1 billion	0.650%

$1 billion - $1.5 billion	0.625

$1.5 billion - $5 billion	0.600

$5 billion - $7.5 billion	0.575

Greater than $7.5 billion	0.550

Investment Advisory Fees

Average Daily Net Assets	Health Sciences Opportunities

First $1 billion	0.750%

$1 billion - $2 billion	0.700

$2 billion - $3 billion	0.675

$3 billion - $10 billion	0.650

Greater than $10 billion	0.640

	Investment Advisory Fees

Average Daily Net Assets	Mid-Cap Growth Equity	Technology Opportunities

First $1 billion	0.700%	0.820%

$1 billion - $3 billion	0.660	0.770

$3 billion - $5 billion	0.630	0.740

$5 billion - $10 billion	0.610	0.710

Greater than $10 billion	0.600	0.700

Service and Distribution Fees: The Corporation, on behalf of Capital Appreciation, and the Trust, on behalf of Health Sciences Opportunities, Mid-Cap Growth Equity and Technology Opportunities, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees

Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

The following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Capital Appreciation		Health Sciences Opportunities		Mid-Cap Growth Equity		Technology Opportunities

Share Class	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20

Service	$—	$—	$70,909	$101,211	$170,148	$174,714	$117,822	$79,019
Investor A	4,016,176	4,562,597	5,559,443	7,278,983	3,914,553	3,937,537	3,962,589	2,657,034

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (continued)

	Capital Appreciation		Health Sciences Opportunities		Mid-Cap Growth Equity		Technology Opportunities

Share Class	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20

Investor C	$529,684	$1,776,647	$4,978,301	$7,805,909	$2,216,273	$2,387,761	$2,694,283	$2,160,128

Class R	124,686	231,546	916,608	1,210,430	262,028	235,714	161,444	137,364

	$4,670,546	$6,570,790	$11,525,261	$16,396,533	$6,563,002	$6,735,726	$6,936,138	$5,033,545

Administration: The Trust, on behalf of Health Sciences Opportunities, Mid-Cap Growth Equity and Technology Opportunities, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

The following table shows the class specific administration fees borne directly by each share class of each Fund:

	Health Sciences Opportunities		Mid-Cap Growth Equity		Technology Opportunities

Share Class	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20

Institutional	$754,523	$785,331	$1,078,190	$792,820	$643,515	$386,504
Service	5,677	8,088	13,607	13,962	9,417	6,299
Investor A	445,063	581,628	313,062	314,477	316,832	211,858
Investor C	99,703	155,999	44,323	47,687	53,863	43,098
Class K	55,481	53,499	393,875	244,131	15,884	8,528
Class R	36,686	48,359	10,468	9,412	6,456	5,479

	$1,397,133	$1,632,904	$1,853,525	$1,422,489	$1,045,967	$661,766

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. The Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Capital Appreciation		Health Sciences Opportunities		Mid-Cap Growth Equity		Technology Opportunities

Share Class	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20

Institutional	$—	$228	$—	$1,513	$—	$765	$—	$1,512
Investor A	—	—	—	—	—	1,977	—	—

	$—	$228	$—	$1,513	$—	$2,742	$—	$1,512

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. Each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Capital Appreciation		Health Sciences Opportunities		Mid-Cap Growth Equity		Technology Opportunities

Share Class	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20

Institutional	$ 1,745	$ 2,715	$ 12,286	$ 18,517	$ 8,596	$ 11,257	$ 8,966	$ 10,649

Service	—	—	181	246	93	36	93	138

68	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Capital Appreciation		Health Sciences Opportunities		Mid-Cap Growth Equity		Technology Opportunities

Share Class	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20

Investor A	$45,560	$68,893	$63,342	$95,796	$111,733	$130,458	$23,365	$27,506
Investor C	6,629	9,968	14,541	21,739	6,632	7,952	7,814	9,953
Class K	1,870	2,776	761	1,186	2,322	3,848	123	222
Class R	194	273	1,077	1,553	592	724	286	342

	$55,998	$84,625	$92,188	$139,037	$129,968	$154,275	$40,647	$48,810

The following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Capital Appreciation		Health Sciences Opportunities		Mid-Cap Growth Equity		Technology Opportunities

Share Class	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20

Institutional	$564,994	$814,675	$3,767,612	$4,080,680	$5,685,907	$4,909,367	$3,125,689	$2,172,677
Service	—	—	44,312	62,296	103,302	90,954	42,793	20,107
Investor A	1,420,784	2,163,982	2,475,987	3,482,115	2,307,815	2,554,829	1,767,675	1,347,837
Investor C	75,254	269,492	501,814	821,134	224,395	271,860	222,388	221,564
Class K	10,288	13,682	10,724	10,675	76,892	71,961	867	546
Class R	43,034	65,992	378,890	486,382	102,095	101,477	57,202	53,384

	$2,114,354	$3,327,823	$7,179,339	$8,943,282	$8,500,406	$8,000,448	$5,216,614	$3,816,115

Other Fees: Affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	Capital Appreciation		Health Sciences Opportunities		Mid-Cap Growth Equity		Technology Opportunities

	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20

Other fees	$61,966	$91,504	$176,285	$241,469	$162,289	$199,112	$277,857	$281,769

Affiliates received CDSCs as follows:

	Capital Appreciation		Health Sciences Opportunities		Mid-Cap Growth Equity		Technology Opportunities

Share Class	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20

Investor A	$17,227	$13,895	$27,450	$15,589	$16,420	$28,698	$21,964	$6,607
Investor C	4,036	5,320	54,445	63,558	29,368	56,029	58,832	57,842

	$21,263	$19,215	$81,895	$79,147	$45,788	$84,727	$80,796	$64,449

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through January 31, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation or the Trust, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to January 28, 2020, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amounts waived were as follows:

	Capital Appreciation		Health Sciences Opportunities		Mid-Cap Growth Equity		Technology Opportunities

	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20

Amounts waived	$6,124	$11,199	$51,241	$114,263	$18,100	$56,100	$146,067	$125,193

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the period ended May 31, 2021 and the year ended September 30, 2020, there were no fees waived by the Manager pursuant to this arrangement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements  (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Capital Appreciation	Health Sciences Opportunities	Mid-Cap Growth Equity	Technology Opportunities

Institutional	N/A	N/A	0.80%	0.92%
Service	N/A	N/A	1.05	1.17
Investor A	N/A	N/A	1.05	1.17
Investor C	1.94%	N/A	1.80	1.92
Class K	0.72	N/A	0.75	0.87
Class R	N/A	N/A	1.30	1.42

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2022 (or January 31, 2031 with respect to Capital Appreciation), unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund.

The Manager waived and/or reimbursed investment advisory fees, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations, as follows:

	Capital Appreciation		Health Sciences Opportunities		Mid-Cap Growth Equity		Technology Opportunities

	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20

Amounts waived	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 17,218

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Administration Fees Waived

	Capital Appreciation		Health Sciences Opportunities		Mid-Cap Growth Equity		Technology Opportunities

Share Class	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20

Institutional	$—	$—	$—	$—	$245,106	$792,820	$83,399	$386,505
Service	—	—	—	—	13,607	13,962	421	3,482
Investor A	—	—	—	—	313,062	314,477	189,019	211,858
Investor C	—	—	—	—	4,496	47,687	790	42,447
Class K	—	—	—	—	—	3,808	—	2,575
Class R	—	—	—	—	10,468	9,412	6,456	5,479

	$—	$—	$—	$—	$586,739	$1,182,166	$280,085	$652,346

	Transfer Agent Fees Waived and/or Reimbursed

	Capital Appreciation		Health Sciences Opportunities		Mid-Cap Growth Equity		Technology Opportunities

Share Class	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20

Institutional	$—	$—	$—	$—	$8,750	$1,209,016	$7,290	$730,283
Service	—	—	—	—	18,766	27,197	—	396
Investor A	—	—	—	—	360,233	1,117,626	24,496	579,956
Investor C	—	—	—	—	238	53,963	1	70,887
Class R	—	—	—	—	36,993	58,761	19,195	34,273

	$—	$—	$—	$—	$424,980	$2,466,563	$50,982	$1,415,795

With respect to Health Sciences Opportunities, Mid-Cap Growth Equity and Technology Opportunities the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

70	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019 the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses was terminated.

For the year ended September 30, 2020, the Manager recouped Class K class specific waivers and/or reimbursements of $8,901 previously recorded by Mid-Cap Growth Equity.

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 1, 2019:

Fund Name/Fund Level/Share Class	Amounts

Mid-Cap Growth Equity
Fund Level	$50,353
Institutional	1,893,276
Service	86,088
Investor A	1,872,538
Investor C	178,806
Class K	10,602
Class R	85,721

Technology Opportunities
Fund Level	85,605
Institutional	1,143,320
Service	24,850
Investor A	1,273,078
Investor C	235,711
Class R	47,898

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Capital Appreciation, Health Sciences Opportunities, and Mid-Cap Growth Equity retain 77% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Technology Opportunities retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Capital Appreciation, Health Sciences Opportunities and Mid-Cap Growth Equity, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Technology Opportunities, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2021, Capital Appreciation, Health Sciences Opportunities, and Mid Cap-Growth Equity retained 75% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. Each Fund paid BIM the following amounts for securities lending agent services:

	Capital Appreciation		Health Sciences Opportunities		Mid-Cap Growth Equity		Technology Opportunities

	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20	Period from 10/01/20 to 05/31/21	Year Ended 09/30/20

Amounts	$42,269	$33,749	$80,892	$467,578	$73,892	$775,191	$149,974	$490,098

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, Capital Appreciation may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by Capital Appreciation’s investment policies and restrictions. Capital Appreciation is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended May 31, 2021, Capital Appreciation did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: During the year ended September 30, 2020, Health Sciences Opportunities received a reimbursement of $5,622 from an affiliate, which is included in payment by affiliate in the Statements of Operations related to an operating event.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the period ended May 31, 2021, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain

Health Sciences Opportunities	$—	$2,277,824	$ 1,114,090
Technology Opportunities	4,605,633	—	—

7.	PURCHASES AND SALES

For the period ended May 31, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

Capital Appreciation	$1,075,818,885	$1,152,948,850
Health Sciences Opportunities	2,062,018,916	1,977,481,994
Mid-Cap Growth Equity	5,786,722,930	2,980,618,344
Technology Opportunities	2,874,532,992	1,810,570,522

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

72	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to certain deemed distributions and non-deductible expenses were reclassified to the following accounts:

	Health Sciences Opportunities	Technology Opportunities

Paid-in capital	$13,507,286	$ (20,177)
Accumulated earnings (loss)	(13,507,286)	20,177

The tax character of distributions paid was as follows:

	Period	Capital Appreciation	Health Sciences Opportunities	(a)	Mid-Cap Growth Equity	Technology Opportunities

Ordinary income	05/31/21	$—	$125,995,241		$—	$—
	09/30/20	—	31,718,031		—	—
	09/30/19	6,868,621	50,031,146		40,022,297	—
Long-term capital gains(b)	05/31/21	218,619,355	327,492,510		—	346,923,012
	09/30/20	320,787,906	285,293,246		23,133,112	32,211,050
	09/30/19	340,872,211	476,061,355		57,853,891	14,241,571

Total	05/31/21	$218,619,355	$453,487,751		$—	$346,923,012

	09/30/20	$320,787,906	$317,011,277		$23,133,112	$32,211,050

	09/30/19	$347,740,832	$526,092,501		$97,876,188	$14,241,571

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.
(b)	The Funds designate these amounts paid during the period ended May 31, 2021 as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%.

As of period end, the tax components of accumulated net earnings were as follows:

	Capital Appreciation	Health Sciences Opportunities	Mid-Cap Growth Equity	Technology Opportunities

Undistributed ordinary income	$57,463,690	$85,911,114	$93,002,630	$47,451,314
Undistributed long-term capital gains	341,067,066	281,233,375	514,477,008	269,632,783

Net unrealized gains(a)	2,371,106,198	4,531,722,266	4,993,530,770	3,064,423,710

	$2,769,636,954	$4,898,866,755	$5,601,010,408	$3,381,507,807

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of partnership income.

During the period ended May 31, 2021, Mid-Cap Growth Equity utilized $136,498,079 of its capital loss carryforward.

As of May 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	Capital Appreciation	Health Sciences Opportunities	Mid-Cap Growth Equity	Technology Opportunities

Tax cost	$2,206,693,227	$6,470,997,746	$11,109,130,391	$5,117,250,767

Gross unrealized appreciation	$2,385,275,890	$4,584,345,814	$5,072,107,518	$3,114,949,092
Gross unrealized depreciation	(14,170,353)	(52,679,421)	(78,581,684)	(50,307,295)

Net unrealized appreciation (depreciation)	$2,371,105,537	$4,531,666,393	$4,993,525,834	$3,064,641,797

9.	BANK BORROWINGS

The Corporation and the Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended May 31, 2021 and the year ended September 30, 2020, the Funds did not borrow under the credit agreement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded options purchased and exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition.

74	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19

Fund Name/Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Capital Appreciation
Institutional
Shares sold	4,238,591	$174,442,176	8,826,926	$281,748,539	7,755,859	$231,132,413
Shares issued in reinvestment of distributions	1,007,995	40,138,359	1,783,274	52,232,104	1,769,756	48,137,428
Shares issued in reorganization(a)	—	—	—	—	110,540	3,442,676
Shares redeemed	(4,265,301)	(176,568,886)	(7,958,971)	(261,953,622)	(6,295,746)	(186,468,560)

	981,285	$38,011,649	2,651,229	$72,027,021	3,340,409	$96,243,957

Investor A
Shares sold and automatic conversion of shares	5,557,342	$204,759,575	11,625,894	$349,131,626	8,100,934	$220,336,781
Shares issued in reinvestment of distributions	3,267,552	117,272,474	6,005,152	159,797,108	7,047,117	176,178,999
Shares issued in reorganization(a)	—	—	—	—	1,622,404	46,348,547
Shares redeemed	(6,617,889)	(243,927,730)	(14,886,082)	(430,482,828)	(12,355,450)	(335,352,629)

	2,207,005	$78,104,319	2,744,964	$78,445,906	4,415,005	$107,511,698

Investor C
Shares sold	369,716	$8,890,995	1,143,520	$22,141,923	1,607,108	$30,230,300
Shares issued in reinvestment of distributions	295,390	6,894,411	1,472,411	26,415,050	1,644,479	29,270,524
Shares issued in reorganization(a)	—	—	—	—	800,631	16,187,034
Shares redeemed and automatic conversion of shares	(1,651,989)	(39,768,323)	(8,667,920)	(181,302,036)	(6,013,956)	(121,060,301)

	(986,883)	$(23,982,917)	(6,051,989)	$(132,745,063)	(1,961,738)	$(45,372,443)

Class K
Shares sold	2,426,107	$100,124,273	3,812,856	$123,140,219	2,734,143	$81,020,696
Shares issued in reinvestment of distributions	875,745	35,178,672	1,765,721	52,106,434	2,131,249	58,289,665
Shares redeemed	(1,624,865)	(67,511,009)	(5,911,987)	(195,998,137)	(3,630,726)	(108,586,429)

	1,676,987	$67,791,936	(333,410)	$(20,751,484)	1,234,666	$30,723,932

Class R
Shares sold	191,775	$5,546,776	449,533	$10,062,423	493,296	$10,931,601
Shares issued in reinvestment of distributions	93,417	2,594,192	311,109	6,520,841	488,160	9,899,880
Shares redeemed	(441,233)	(12,620,919)	(1,798,651)	(40,954,431)	(1,810,571)	(40,134,293)

	(156,041)	$(4,479,951)	(1,038,009)	$(24,371,167)	(829,115)	$(19,302,812)

	3,722,353	$155,445,036	(2,027,215)	$(27,394,787)	6,199,227	$169,804,332

Health Sciences Opportunities
Institutional
Shares sold	14,799,297	$1,157,563,028	30,734,976	$2,097,120,978	16,325,905	$988,684,149
Shares issued in reinvestment of distributions	3,001,455	226,129,630	1,925,274	127,299,118	3,378,060	203,122,898
Shares redeemed	(12,651,182)	(990,567,531)	(14,848,220)	(990,084,681)	(12,922,800)	(782,762,821)

	5,149,570	$393,125,127	17,812,030	$1,234,335,415	6,781,165	$409,044,226

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements  (continued)

	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19

Fund Name/Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Health Sciences Opportunities (continued)
Service
Shares sold	77,768	$5,808,354	211,062	$13,288,854	139,988	$8,089,568
Shares issued in reinvestment of distributions	24,080	1,724,851	24,556	1,546,767	46,803	2,689,300
Shares redeemed	(99,247)	(7,371,422)	(265,322)	(17,362,844)	(202,720)	(11,765,167)

	2,601	$161,783	(29,704)	$(2,527,223)	(15,929)	$(986,299)

Investor A
Shares sold and automatic conversion of shares	5,722,116	$423,426,259	9,778,601	$634,881,833	9,513,222	$559,253,517
Shares issued in reinvestment of distributions	1,903,002	135,722,096	1,709,241	107,254,886	3,500,360	200,325,664
Shares redeemed	(6,329,029)	(468,171,177)	(12,019,324)	(779,501,605)	(11,451,134)	(662,324,377)

	1,296,089	$90,977,178	(531,482)	$(37,364,886)	1,562,448	$97,254,804

Investor C
Shares sold	998,097	$63,466,438	2,168,957	$121,404,339	1,894,248	$95,470,146
Shares issued in reinvestment of distributions	551,584	33,779,024	591,997	32,133,581	1,265,770	63,261,217
Shares redeemed and automatic conversion of shares	(3,275,869)	(207,564,760)	(4,852,896)	(272,499,312)	(6,451,239)	(335,742,806)

	(1,726,188)	$(110,319,298)	(2,091,942)	$(118,961,392)	(3,291,221)	$(177,011,443)

Class K
Shares sold	1,751,820	$137,573,979	2,729,431	$182,542,819	1,230,466	$74,794,211
Shares issued in reinvestment of distributions	223,638	16,869,020	134,010	8,868,769	162,449	9,774,577
Shares redeemed	(875,598)	(68,819,975)	(1,079,477)	(73,224,544)	(530,603)	(31,999,450)

	1,099,860	$85,623,024	1,783,964	$118,187,044	862,312	$52,569,338

Class R
Shares sold	388,187	$28,085,681	839,083	$52,510,559	726,290	$41,078,199
Shares issued in reinvestment of distributions	158,798	11,045,975	147,933	9,068,275	304,568	17,058,868
Shares redeemed	(445,263)	(32,075,665)	(1,182,354)	(72,319,373)	(917,169)	(51,650,482)

	101,722	$7,055,991	(195,338)	$(10,740,539)	113,689	$6,486,585

	5,923,654	$466,623,805	16,747,528	$1,182,928,419	6,012,464	$387,357,211

Mid-Cap Growth Equity
Institutional
Shares sold	76,729,126	$3,286,210,401	119,501,228	$3,693,132,346	77,104,859	$2,090,482,380
Shares issued in reinvestment of distributions	—	—	380,726	11,273,296	1,898,609	45,281,831
Shares redeemed	(39,390,033)	(1,707,825,873)	(49,837,122)	(1,510,293,813)	(22,995,193)	(606,312,188)

	37,339,093	$1,578,384,528	70,044,832	$2,194,111,829	56,008,275	$1,529,452,023

Service
Shares sold	759,533	$29,385,760	1,433,911	$39,876,738	1,790,116	$44,014,646
Shares issued in reinvestment of distributions	—	—	10,189	272,453	64,877	1,401,341
Shares redeemed	(759,388)	(29,482,370)	(1,268,814)	(34,549,372)	(825,133)	(20,739,416)

	145	$(96,610)	175,286	$5,599,819	1,029,860	$24,676,571

Investor A
Shares sold and automatic conversion of shares	14,604,659	$541,270,027	26,513,449	$701,674,743	32,742,208	$775,528,504
Shares issued in reinvestment of distributions	—	—	248,010	6,336,662	1,655,927	34,178,259
Shares redeemed	(10,274,954)	(381,600,123)	(19,750,826)	(514,754,885)	(13,577,841)	(313,360,429)

	4,329,705	$159,669,904	7,010,633	$193,256,520	20,820,294	$496,346,334

76	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20			Year Ended 09/30/19

Fund Name/Share Class	Shares	Amounts	Shares	Amounts		Shares	Amounts

Mid-Cap Growth Equity (continued)
Investor C
Shares sold	2,122,617	$60,398,835	4,255,862	$86,460,753		5,584,965	$101,748,422
Shares issued in reinvestment of distributions	—	—	64,403	1,272,594		443,988	7,151,409
Shares redeemed and automatic conversion of shares	(1,871,041)	(53,171,624)	(3,670,980)	(75,460,685)		(3,721,184)	(65,694,126)

	251,576	$7,227,211	649,285	$12,272,662		2,307,769	$43,205,705

Class K
Shares sold	37,389,839	$1,616,035,902	44,515,608	$1,398,814,727		20,683,547	$567,677,643
Shares issued in reinvestment of distributions	—	—	101,794	3,020,245		227,587	5,437,051
Shares redeemed	(12,562,762)	(546,329,492)	(12,432,818)	(388,414,776)		(3,201,951)	(86,697,184)

	24,827,077	$1,069,706,410	32,184,584	$1,013,420,196		17,709,183	$486,417,510

Class R
Shares sold	1,205,195	$44,092,592	1,006,329	$26,333,792		1,092,886	$24,805,586
Shares issued in reinvestment of distributions	—	—	7,945	199,360		50,247	1,021,014
Shares redeemed	(587,198)	(21,353,231)	(772,971)	(19,925,520)		(418,800)	(9,534,032)

	617,997	$22,739,361	241,303	$6,607,632		724,333	$16,292,568

	67,365,593	$2,837,630,804	110,305,923	$3,425,268,658		98,599,714	$2,596,390,711

Technology Opportunities
Institutional
Shares sold	31,498,346	$2,016,508,801	54,122,759	$2,319,352,317		24,052,716	$739,645,950
Shares issued in reinvestment of distributions	3,237,288	198,898,991	471,213	16,237,989		207,296	5,657,118
Shares redeemed	(24,043,975)	(1,547,486,992)	(20,448,471)	(864,871,214)		(10,959,717)	(333,674,502)

	10,691,659	$667,920,800	34,145,501	$1,470,719,092		13,300,295	$411,628,566

Service
Shares sold	761,187	$47,061,995	912,863	$37,615,435		429,103	$12,520,533
Shares issued in reinvestment of distributions	50,276	2,904,450	10,689	348,246		6,056	156,799
Shares redeemed	(404,708)	(24,159,614)	(613,522)	(24,717,111)		(276,902)	(8,156,518)

	406,755	$25,806,831	310,030	$13,246,570		158,257	$4,520,814

Investor A
Shares sold and automatic conversion of shares	16,511,068	$987,093,068	23,205,370	$928,916,120		8,881,029	$253,971,288
Shares issued in reinvestment of distributions	1,835,620	103,620,746	343,246	10,939,261		238,235	6,034,551
Shares redeemed	(10,634,090)	(625,868,222)	(11,056,738)	(429,065,205)		(8,097,325)	(223,707,727)

	7,712,598	$464,845,592	12,491,878	$510,790,176		1,021,939	$36,298,112

Investor C
Shares sold	2,158,165	$105,414,888	3,632,921	$119,929,010		1,884,110	$45,401,724
Shares issued in reinvestment of distributions	483,442	22,455,900	113,196	3,022,331		75,643	1,622,352
Shares redeemed and automatic conversion of shares	(1,350,393)	(65,467,473)	(2,268,659)	(75,398,136)		(1,650,779)	(38,974,671)

	1,291,214	$62,403,315	1,477,458	$47,553,205		308,974	$8,049,405

Class K
Shares sold	2,134,685	$137,933,600	2,128,339	$83,664,037	(b)	—	$—
Shares issued in reinvestment of distributions	65,463	4,025,301	—	—		—	—
Shares redeemed	(1,673,650)	(107,067,621)	(765,843)	(30,913,420	)(b)	—	—

	526,498	$34,891,280	1,362,496	$52,750,617		—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements  (continued)

	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19

Fund Name/Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Technology Opportunities (continued)
Class R
Shares sold	336,770	$20,217,239	512,640	$19,501,932	347,493	$9,898,454
Shares issued in reinvestment of distributions	40,021	2,272,386	9,842	316,225	5,613	143,693
Shares redeemed	(294,189)	(17,370,410)	(381,908)	(14,938,360)	(190,325)	(5,407,885)

	82,602	$5,119,215	140,574	$4,879,797	162,781	$4,634,262

	20,711,326	$1,260,987,033	49,927,937	$2,099,939,457	14,952,246	$465,131,159

(a)	See Note 1 regarding the reorganization.
(b)	For the period from December 10, 2019 (commencement of operations) to September 30, 2020.

As of May 31, 2021, BlackRock Financial Management, Inc., an affiliate of the Funds, owned 8,673 Class K Shares of Technology Opportunities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

78	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Capital Appreciation Fund, Inc., and the Shareholders of BlackRock Health Sciences Opportunities Portfolio, BlackRock Mid-Cap Growth Equity Portfolio, and BlackRock Technology Opportunities Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Capital Appreciation Fund, Inc., and BlackRock Health Sciences Opportunities Portfolio, BlackRock Mid-Cap Growth Equity Portfolio, and BlackRock Technology Opportunities Fund of BlackRock FundsSM (the “Funds”), including the schedules of investments, as of May 31, 2021, the related statements of operations for the period from October 1, 2020 through May 31, 2021 and for the year ended September 30, 2020, the statements of changes in net assets for the period from October 1, 2020 through May 31, 2021 and for each of the two years in the period ended September 30, 2020, the financial highlights for the period from October 1, 2020 through May 31, 2021 and for each of the five years in the period ended September 30, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2021, and the results of their operations for the period from October 1, 2020 through May 31, 2021 and for the year ended September 30, 2020, the changes in their net assets for the period from October 1, 2020 through May 31, 2021 and for each of the two years in the period ended September 30, 2020, and the financial highlights for the period from October 1, 2020 through May 31, 2021 and for each of the five years in the period ended September 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	79

Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the period ended May 31, 2021:

Fund Name	Qualified Dividend Income

Capital Appreciation	$ 13,794,774

Health Sciences Opportunities	76,148,982

Mid-Cap Growth Equity	24,511,722

Technology Opportunities	12,715,382

The following maximum amounts are hereby designated as qualified business income for individuals for the period ended May 31, 2021:

Fund Name	Qualified Business Income

Capital Appreciation	$ 618,054

Mid-Cap Growth Equity	1,052,739

Technology Opportunities	349,037

For corporate shareholders, the percentage of ordinary income distributions paid during the period ended May 31, 2021 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction

Health Sciences Opportunities	65.52%

For the period ended May 31, 2021, the Funds hereby designate the following maximum amounts allowable as interest-related and qualified short-term capital gain dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund Name	Interest-Related and Qualified Short-Term Capital Gain Dividends

Health Sciences Opportunities	$ 112,815,439

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Disclosure of Investment Advisory Agreements

The Board of Trustees of BlackRock Funds (the “Trust”) met on April 7, 2021 and May 10-12, 2021 to consider the approval to continue the investment advisory agreement (the “Trust Advisory Agreement”) between the Trust, on behalf of BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity Portfolio”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities Portfolio”) and BlackRock Technology Opportunities Fund (“Technology Opportunities Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), its investment advisor.

The Board of Directors of BlackRock Capital Appreciation Fund, Inc. (the “Corporation” or “Capital Appreciation Fund”) met on April 7, 2021 and May 10-12, 2021 to consider the approval to continue the investment advisory agreement (the “Corporation Advisory Agreement”) between the Corporation and the Manager, its investment advisor.

Mid-Cap Growth Equity Portfolio, Health Sciences Opportunities Portfolio, Technology Opportunity Fund and Capital Appreciation Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Trust Advisory Agreement and the Corporation Advisory Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity: (a) the Board of Trustees of the Trust and the Board of Directors of the Corporation are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 7, 2021 are referred to as the “April Meeting” and the meetings held on May 10-12, 2020 are referred to as the “May Meeting.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Boards consider the approval of the continuation of the pertinent Agreements for each Fund on an annual basis. The Board members whom are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). Each Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the pertinent Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Boards have four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of each Board similarly met throughout the year. The Boards also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Boards assessed, among other things, the nature, extent and quality of the services provided to the pertinent Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the pertinent Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Boards, acting directly and through their committees, consider information that is relevant to their annual consideration of the renewal of the pertinent Agreement(s), including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. Among the matters the Boards considered, with respect to each Fund, as pertinent, were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and each Fund’s and the Corporation’s adherence to applicable compliance policies and procedures, as applicable; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Boards received and reviewed materials specifically relating to the renewal of the pertinent Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist their deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the fees and expenses of each Fund as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the pertinent Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Boards as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board concluded, with respect to the pertinent Fund, its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	81

Disclosure of Investment Advisory Agreements  (continued)

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the pertinent Fund. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The members of each Board gave attention to all of the information that was furnished, and each Board Member placed varying degrees of importance on the various pieces of information that were provided to them. Each Board evaluated the information available to it on a fund by fund basis. The following paragraphs provide more information about some of the primary factors that were relevant each Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the applicable Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the nature and quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Fund’s Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. Each Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Funds and BlackRock

Each Board, including the Independent Board Members, reviewed and considered the performance history of the applicable Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of the pertinent Fund as compared to its Performance Peers. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund throughout the year.

In evaluating performance, the Boards focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board of the Trust noted that for each of the one-, three- and five-year periods reported, each of Mid-Cap Growth Equity Portfolio and Technology Opportunities Fund ranked in the first quartile against its Performance Peers.

The Board of the Corporation noted that for each of the one-, three- and five-year periods reported, Capital Appreciation Fund ranked in the second quartile against its Performance Peers.

The Board of the Trust noted that for the one-, three- and five-year periods reported, Health Sciences Opportunities Portfolio ranked in the third, second and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable period.

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Disclosure of Investment Advisory Agreements  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed the applicable Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared the applicable Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s estimated profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Boards reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Boards thus recognized that calculating and comparing profitability at the individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement(s) and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board of the Trust noted that Mid-Cap Growth Equity Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board of the Corporation noted that Capital Appreciation Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

The Board of the Trust noted that Technology Opportunities Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board of the Trust noted that Health Sciences Opportunities Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Fund’s Expense Peers.

The Boards each noted that the pertinent Fund has an advisory fee arrangement that includes a breakpoint that adjust the fee rate downward as the size of the pertinent Fund increases above a certain contractually specified level. The Boards noted that if the size of the pertinent Fund were to decrease, the Fund could lose the benefit of the breakpoint. With respect to Mid-Cap Growth Equity Portfolio, after discussion between the Board of the Trust, including the Independent Board Members, and BlackRock, the Board of the Trust and BlackRock agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule. Such adjustment, with respect to the advisory fee arrangement for Mid-Cap Growth Equity Portfolio, was implemented on June 1, 2021.

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the pertinent Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, each Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the applicable Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the applicable Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	83

Disclosure of Investment Advisory Agreements  (continued)

In connection with their consideration of the pertinent Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Trust, including the Independent Board Members, unanimously approved the continuation of the Trust Advisory Agreement between the Manager and the Trust, on behalf of Mid-Cap Growth Equity Portfolio, Health Sciences Opportunities Portfolio and Technology Opportunity Fund, for a one-year term ending June 30, 2022.

The Board of the Corporation, including the Independent Board Members, unanimously approved the continuation of the Corporation Advisory Agreement between the Manager and the Corporation, on behalf of Capital Appreciation Fund, for a one-year term ending June 30, 2022.

Based upon their evaluation of all of the aforementioned factors in their totality, as well as other information, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			30 RICs consisting of 152 Portfolios	None

Bruce R. Bond 1946	Director (Since 2007)

Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

			30 RICs consisting of 152 Portfolios	None

Susan J. Carter 1956	Director (Since 2016)

Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.

			30 RICs consisting of 152 Portfolios	None

Collette Chilton 1958	Director (Since 2015)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			30 RICs consisting of 152 Portfolios	None

Neil A. Cotty 1954	Director (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			30 RICs consisting of 152 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2016)

Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			30 RICs consisting of 152 Portfolios	None

Henry R. Keizer 1956	Director (Since 2016)

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

			30 RICs consisting of 152 Portfolios	Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	85

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	30 RICs consisting of 152 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Director (Since 2015)

Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			30 RICs consisting of 152 Portfolios	None

Joseph P. Platt 1947	Director (Since 2007)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			30 RICs consisting of 152 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Director (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			30 RICs consisting of 152 Portfolios	None

Claire A. Walton 1957	Director (Since 2016)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			30 RICs consisting of 152 Portfolios	None

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Director and Officer Information  (continued)

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2015)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			103 RICs consisting of 251 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 253 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

With respect to Capital Appreciation, each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removalas provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serveuntil their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. With respect to Health Sciences Opportunities, Mid-Cap Growth Equity and Technology Opportunities, Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. With respect to all the Funds, the Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	87

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)

Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)	Officers of the Corporation/Trust serve at the pleasure of the Board.

Further information about the Corporation’s/Trust’s Directors and Officers is available in each Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

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Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	89

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation/Trust

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Currency Abbreviation

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	91

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GROPPS-5/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty
Henry R. Keizer
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees

Entity Name	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End
BlackRock Health Sciences Opportunities Portfolio	$29,694	$30,600	$207	$0	$14,800	$12,700	$0	$0
BlackRock Mid-Cap Growth Equity Portfolio	$18,180	$18,768	$207	$0	$14,800	$12,700	$0	$0
BlackRock Technology Opportunities Fund	$35,653	$36,720	$207	$0	$14,800	$12,700	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End[3]	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2021 whereby this fiscal year consists of the eight months ended May 31, 2021.

4 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End[1]	Previous Fiscal Year End
BlackRock Health Sciences Opportunities Portfolio	$15,007	$12,700
BlackRock Mid-Cap Growth Equity Portfolio	$15,007	$12,700
BlackRock Technology Opportunities Fund	$15,007	$12,700
[1]	The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2021 whereby this fiscal year consists of the eight months ended May 31, 2021.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End[1]	Previous Fiscal Year End
$2,032,000	$1,984,000
[1]	The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2021 whereby this fiscal year consists of the eight months ended May 31, 2021.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: August 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: August 4, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: August 4, 2021